Registration No. 033-82060

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Post-Effective Amendment No. 6
to
Form S-6

FOR REGISTRATION UNDER THE SECURITIES
ACT OF 1933 OF SECURITIES OF
UNIT INVESTMENT TRUSTS REGISTERED
ON FORM N-8B-2

A.	Exact name of Trust:	MML Bay State Variable Life Separate Account I

B.	Name of Depositor:	MML Bay State Life Insurance Company

C.	Complete address of	1295 State Street
	Depositor’s principal	Springfield, MA 01111
executive offices:

D.	Name and address of	Ann Lomeli
	Agent for Service	Corporate Secretary
	of Process:	1295 State Street
Springfield, MA 01111

It is proposed that this filing will become effective (check appropriate box)

immediately upon filing pursuant to paragraph (b) of Rule 485.

X	on May 1, 2001 pursuant to paragraph (b) of Rule 485.

60 days after filing pursuant to paragraph (a)(1) of Rule 485 on __________ pursuant to paragraph (a)(1) of Rule 485.

this post effective amendment designates a new effective date for a previously filed post effective amendment. Such effective date shall be _____________.

E.	Title of Securities being registered:	Flexible Premium Variable Whole Life Insurance Policies

F.	Approximate date of proposed	As soon as practicable after the effective date
	public offering:	of this Registration Statement.

CROSS REFERENCE TO ITEMS REQUIRED
BY FORM N-8B-2

Item No. of		Item No. of
Form N-8B-2	Caption	Form N-8B-2	Caption

1	Cover Page; The Separate Account.	30	Other Information.
2	Cover Page.	31	Not Applicable.
3	Cover Page.	32	Not Applicable.
4	Sales and Other Agreements.	33	Not Applicable.
5	The Separate Account.	34	Not Applicable.
6	Not Applicable.	35	Sales and Other Agreements.
7	Not Applicable.	36	Not Applicable.
8	Appendix E. Financial Statement.	37	Not Applicable.
9	Legal Proceedings.	38	Sales and Other Agreements.
10	Detailed Description of Policy	39	Sales and Other Agreements.
	Features; Investment Options; Other	40	Sales and Other Agreements.
	Policy Information.	41	Sales and Other Agreements.
11	Investment Options.	42	Not Applicable.
12	Investment Options; Sales and Other	43	Sales and Other Agreements.
	Agreements.	44	The Separate Account.
13	Introduction; Detailed Description of	45	Not Applicable.
	Policy Features.	46	Account Value and Net Surrender
14	Detailed description of Policy		Value; The Separate Account.
	Features.	47	The Separate Account.
15	Premiums; Exhibit 99.A.11.	48	Not Applicable.
16	Introduction; The Separate Account.	49	Not Applicable.
17	Detailed description of Policy	50	Not Applicable.
	Features; Exhibit 99.A.11.	51	Detailed Description of Policy
18	The Separate Account.		Features; Other Policy Information.
19	Other Information.	52	Investment Options.
20	Not Applicable.	53	Federal Income Tax Considerations.
21	Policy Loan Privilege.	54	Not Applicable.
22	Not Applicable.	55	Not Applicable.
23	Bonding Arrangement.	56	Not Applicable.
24	Detailed Description of Policy	57	Not Applicable.
	Features; Other Information;	58	Not Applicable.
	Investment Options.	59	Appendix E.
25	Other Information.
26	Other Information; The Investment
	Options.
27	Other Information.
28	Appendix D: Directors and Executive
	Officers.
29	Other Information.

Flexible Premium Variable Whole Life Insurance Policy*
Issued by MML Bay State Life Insurance Company

This prospectus describes a life insurance policy (the “policy”) offered by MML Bay State Life Insurance Company (“MML Bay State”). While the policy is in force, it provides lifetime insurance protection on the Insured named in the policy. It pays a death benefit at the death of the Insured.

In this prospectus, “you” and “your” refer to the Owner of the policy. “We,” “us,” and “our” refer to MML Bay State. “MassMutual” refers to Massachusetts Mutual Life Insurance Company. MML Bay State is a wholly owned subsidiary of MassMutual.

The policy provides premium payment and death benefit flexibility. It permits you to vary the frequency and amount of premium payments and to increase or decrease the death benefit. This flexibility allows you to meet changing insurance needs under a single insurance policy.

You may allocate net premiums and account value among the divisions of the Separate Account offered under this policy and a Guaranteed Principal Account (the “GPA”). Each division invests in shares of a designated investment fund. Currently, the funds listed at the right are available under this policy.

This policy is not a deposit or obligation of, or guaranteed or endorsed by, any financial institution. It is not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other federal agency. It is also subject to investment risks, including loss of the principal amount invested.

We service the policy at our Principal Administrative Office located at 1295 State Street, Life Customer Service Hub, Springfield, Massachusetts 01111-0001. Our telephone number is 1-800-272-2216. Our Home Office is located in Hartford, Connecticut. Our Web site is www.massmutual.com.

This policy provides insurance protection. It is not a way to invest in mutual funds. Replacing an existing life insurance policy with this policy may not be to your advantage.

*Title may vary in some jurisdictions.

Please read this prospectus and keep it for further reference.

American Century Variable Portfolios, Inc.
•	American Century’s VP Income & Growth Fund

Fidelity® Variable Insurance Products Fund II
•	Fidelity’s® VIP II Contrafund® Portfolio (Initial Class)

MML Series Investment Fund
•	MML Blend Fund
•	MML Equity Fund
•	MML Equity Index Fund (Class II)
•	MML Managed Bond Fund
•	MML Money Market Fund
•	MML Small Cap Value Equity Fund

Oppenheimer Variable Account Funds
•	Oppenheimer Aggressive Growth Fund/VA
•	Oppenheimer Capital Appreciation Fund/VA
•	Oppenheimer Global Securities Fund/VA
•	Oppenheimer Strategic Bond Fund/VA

T. Rowe Price Equity Series, Inc.
•	T. Rowe Price Mid-Cap Growth Portfolio

You bear the investment risk of any account value allocated to the investment funds. The death benefit may vary, and the cash surrender value will vary, depending on the investment performance of the funds.

Neither the United States Securities and Exchange Commission nor any state securities commission has approved this prospectus or determined that it is accurate or complete. Any representation to the contrary is a criminal offense. This prospectus is valid only when accompanied by the prospectuses for the investment funds. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that is filed with the Commission.

This prospectus is not an offer to sell the policy in any jurisdiction where it is illegal to offer the policy or to anyone to whom it is illegal to offer the policy.

EFFECTIVE MAY 1, 2001

Definition of Terms	A-1

Appendix B

Example of the Impact of the Account Value and Premiums on the Policy Death Benefit	B-1
Examples of Death Benefit Option Changes	B-1
Illustration of Death Benefits, Cash Surrender Values, and Accumulated Premiums	B-2

Appendix C

Rates of Return	C-1

Appendix D

Directors of MML Bay State	D-1
Principal Officers	D-2

Appendix E

Separate Account Financial Statements	F-1
Corporate Financial Statements	FF-1

ii
Table of Contents

I. Introduction

Please refer to Appendix A for definitions of the terms contained in this prospectus.

You should consult your policy for more information about its terms and conditions, and for any state-specific variances that may apply to your policy. These variations will depend on the “contract state” of your policy; it is usually the state or other jurisdiction in which you live.

The policy is a life insurance contract providing a death benefit, an account value, surrender rights, policy loan privileges, and other features traditionally associated with life insurance.

There is no fixed schedule of premium payments. You may establish a schedule of premium payments (“planned premium payments”), but if a planned premium payment is not made the policy will not necessarily terminate. If planned premium payments are made they do not guarantee a policy will remain in force. The policy allows you to match premium payments to your income flows or other financial decisions.

You may increase or decrease the death benefit and change the Death Benefit Option under the policy. Further, the death benefit may vary, and the cash surrender value will vary, with the investment experience of the investment options in which an Owner has account value. Policy values in the GPA will earn interest at a guaranteed rate of 3%. We may credit interest periodically at rates that exceed this guaranteed rate.

The following diagram summarizes how the policy works.

HOW THE POLICY WORKS
Premium Payment
We deduct a Premium Expense Charge from each Premium Payment.
ê
Net Premium
We allocate the net premium and account value among the divisions of the Separate Account and the GPA based on the percentages you have chosen.

Investment Earnings

Each day we credit or debit the investment earnings or losses of the divisions of the Separate Account less fund investment management fees and separate account fees.

è

We also credit interest on values
in the GPA.

Death Benefit

You have a choice of 2 Death Benefit Options. You can change the Option at a later date.

í	ê Account Value You determine how the account value is allocated among the available investment options.	î
Account Value Charges
è
Each month we deduct
for administrative, mortality,
and rider expenses.

Owner Access to Account Value

è
You may access account values
through loans and withdrawals.

Policy Surrender

You may surrender your policy
for its net surrender value,
which is net of any applicable
surrender charges.

Introduction

All expense charges and deductions are described in Charges and Deductions in Part II.

A summary of the product and separate account charges follows.

	CURRENT RATE	MAXIMUM RATE

Premium Expense Charge	Policy Years 1-20: 4%, equal to 2% Sales Charge plus 2% Premium Tax Charge	All Policy Years: 4%, equal to 2% Sales Charge plus 2% Premium Tax Charge

Policy Years 21+: 0% of premium

Administrative Charge	All Policy Years: $6 per month per policy	All Policy Years: $9 per month per policy

Mortality Charges	A per thousand rate multiplied by the amount at risk each month. The rate varies by the gender, Issue Age, and risk classification of the Insured, and the Year of Coverage.	For standard risks, the guaranteed cost of insurance rates are based on 1980 Commissioners Standard Ordinary (CSO) Mortality Tables.

Charge to Increase Selected Face Amount	$75 deducted from Account Value at time of increase.	$75 deducted from Account Value at time of increase.

Charge to Change from Death Benefit Option from 1 to 2	$0.00	$75 deducted from Account Value at time of increase.

Mortality and Expense Risk Charge	All Policy Years: 0.55% on an annual basis of daily net asset value of the Separate Account	All Policy Years: 0.90% on an annual basis of daily net asset value of the Separate Account

Investment Management Fees and Other Expenses	(See separate table on next page.)

Loan Interest Rate Expense Charge	All Policy Years: 0.90% of loaned amount	All Policy Years: 2.0% of loaned amount

Withdrawal Fee	$25 (or 2% of amount withdrawn, if less)	$25 (or 2% of amount withdrawn, if less)

Surrender Charges (Applies upon policy surrender; a partial surrender charge may also apply upon a decrease in Face Amount)	Coverage Years 1-15: Administrative
Surrender Charge (ASC) plus Sales
Load Surrender Charge (SLSC). ASC
equals $5 per $1,000 of Selected Face
Amount for Years 1-5; it then grades
to zero during Years 6-10, and is
zero thereafter. During the first 10
Years of Coverage, SLSC equals 26%
of premium paid for the coverage up
to the Surrender Charge Band, and
4% of premium paid for the
coverage in excess of the Band up to
three times the Band. During the
next 5 Years of Coverage, these
percentages are reduced, by factors
set forth in the policy, to zero by the
end of the 15th Year.	Coverage Years 1-15: Administrative
Surrender Charge (ASC) plus Sales
Load Surrender Charge (SLSC). ASC
equals $5 per $1,000 of Selected Face
Amount for Years 1-5; it then grades
to zero during Years 6-10, and is
zero thereafter. During the first 10
Years of Coverage, SLSC equals 26%
of premium paid for the coverage up
to the Surrender Charge Band, and
4% of premium paid for the coverage
in excess of the Band up to three
times the Band. During the next 5
Years of Coverage, these percentages
are reduced, by factors set forth in
the policy, to zero by the end of the
15th Year.

	Coverage Years 16+: $0	Coverage Years 16+: $0

2
Introduction

Investment Management Fees and Other Expenses

(Reflect any expense waiver, limitation and reimbursement arrangements in effect, as noted)

Total fund operating expenses expressed as a percentage of average net assets for the year ended December 31, 2000.

Fund Name	Management Fees	Other Expenses	12b-1 Fees	Total Operating Expenses

American Century’s VP Income & Growth Fund	0.70%	0.00%	—	0.70%

Fidelity’s® VIP II Contrafund® Portfolio (Initial Class)	0.57%	0.09% [1]	—	0.66%	[1]

MML Blend Fund	0.37%	0.02% [2]	—	0.39%	[2]

MML Equity Fund	0.37%	0.03% [2]	—	0.40%	[2]

MML Equity Index Fund (Class II)	0.10%	0.19% [3]	—	0.29%	[3]

MML Managed Bond Fund	0.48%	0.01% [2]	—	0.49%	[2]

MML Money Market Fund	0.48%	0.03% [2]	—	0.51%	[2]

MML Small Cap Value Equity Fund	0.65%	0.11% [2]	—	0.76%	[2]

Oppenheimer Aggressive Growth Fund/VA	0.62%	0.02%	—	0.64%

Oppenheimer Capital Appreciation Fund/VA	0.64%	0.03%	—	0.67%

Oppenheimer Global Securities Fund/VA	0.64%	0.04%	—	0.68%

Oppenheimer Strategic Bond Fund/VA	0.74%	0.05%	—	0.79%

T. Rowe Price Mid-Cap Growth Portfolio	0.85%	0.00%	—	0.85%

1 A portion of the brokerage commissions that Fidelity’s® VIP II Contrafund® Portfolio pays is used to reduce the other expenses for the Portfolio. In addition, the Portfolio has entered into arrangements with its custodian, whereby credits realized as a result of uninvested cash balances are used to reduce custodian expenses. Including these reductions, the other expenses for Fidelity’s® VIP II Contrafund® Portfolio (Initial Class) became 0.06%, decreasing the total operating expenses to 0.63%.

2 MassMutual has agreed to bear expenses of the MML Blend Fund, MML Equity Fund, MML Managed Bond Fund, MML Money Market Fund, and MML Small Cap Value Equity Fund (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset value of the Funds through April 30, 2002. The expenses shown for the MML Small Cap Value Equity Fund include this reimbursement. If not included, the other expenses in 2001 are estimated to be 0.15%. We do not expect to reimburse any expenses of the MML Blend Fund, MML Equity Fund, MML Managed Bond Fund, and MML Money Market Fund in 2001.

3 MassMutual agreed to bear expenses of the MML Equity Index Fund (other than the management and administrative fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.19% for the Class II Shares of the average daily net asset values of the Fund through April 30, 2002. The expenses shown for the MML Equity Index Fund include this reimbursement or waiver. If not included, the other expenses for this Fund in 2000 would be 0.25% and the total operating expenses would be 0.35%.

(See the fund prospectuses for more information.)
Introduction

II. Detailed Description of Policy Features

Purchasing the Policy

To purchase a policy, you had to send a completed application to our Principal Administrative Office. The minimum Selected Face Amount of a policy was $50,000. The policy could be issued for an Insured between the ages of 0 and 80 inclusive. Before issuing a policy, we required evidence of insurability. We determined the Insured’s risk classification. Coverage under the policy became effective on the Issue Date of the policy or, if later, the date the first premium was paid. See Premiums for more about the first premium. For the first premium to be paid, we must receive it in good order.

Unisex Policy. Policies generally were issued with values that vary based on the gender of the Insured. Policies issued in Massachusetts and Montana are “unisex”; that is, the policy values do not vary by the gender of the Insured. Policies issued as part of an employee benefit plan also may have policy values that do not vary by gender. References in the prospectus to sex-distinct policy values are not applicable to unisex policies.

Right to Return the Policy. Once you receive your policy, you should review it carefully. If you are not satisfied with your policy, you may cancel it within 10 days after you receive it, or 10 days after you receive a written notice of withdrawal right, or 45 days after signing Part 1 of your Application, whichever is latest. (This period of time may vary by state.)

To cancel the policy, return it to us at our Principal Administrative Office, to the agent who sold the policy, or to one of our agency offices. If you cancel your policy, we will give you a refund.

In most states, this refund is the sum of:

(i)	any premium paid for the policy; plus

(ii)	any interest credited to the policy; plus or minus

(iii)	an amount reflecting the investment experience of the divisions of the Separate Account under this policy to the date we receive the policy, minus

(iv)	any amounts withdrawn and any policy debt.

In other states, this refund is equal to any premium paid for the policy, reduced by any amounts withdrawn and any policy debt.

Consult your policy to determine which refund applies under your policy. A few states have variations of these two refund types.

Death Benefit

If the Insured dies while the policy is in force, we will pay the death benefit to the named Beneficiary. We will pay the death benefit within seven days after we determine that the claim for the death benefit is in good order. All or part of the death benefit can be paid in a lump sum or under one or more of the payment options described in the policy.

Minimum Face Amount. In order to qualify as life insurance under Internal Revenue Code (“IRC”) Section 7702, the policy has a Minimum Face Amount. The Minimum Face Amount is equal to a percentage of the account value. The percentage depends on the gender (male, female, unisex), risk classification, and Attained Age of the Insured.

Death Benefit Options. The death benefit is the benefit provided under the Death Benefit Option in effect on the date of the Insured’s death. This benefit is reduced by any outstanding policy debt and any unpaid monthly charges to the date of death.
4
Detailed Description of Policy Features

You may choose one of two Death Benefit Options:

(a)	Option 1 (a level amount option) or

(b)	Option 2 (variable amount option).

You choose the Death Benefit Option in the application and you may change the option at a later date subject to certain restrictions described in Changes in Death Benefit Option.

The death benefit provided by Options 1 and 2 is as follows.

Option 1—The benefit is the greater of:

(a)	the Selected Face Amount on the date of death; or

(b)	the minimum death benefit on the date of death.

Option 2—The benefit is the greater of:

(a)	the Selected Face Amount plus the account value on the date of death; or

(b)	the Minimum Face Amount on the date of death.

See Appendix B for examples of how changes in account value and the amount of premiums paid may affect the death benefit of a policy.

Changes in Death Benefit Option. After the first Policy Year, you may change the Death Benefit Option by written request. A change in the Death Benefit Option will result in a change of the policy Selected Face Amount. The death benefit under the new Death Benefit Option will be the same as the death benefit under the old Death Benefit Option at the time of the change.

A change from Option 1 to Option 2 will require evidence of insurability satisfactory to us. In addition, we may deduct a $75 charge from the account value on the effective date of the change; it will be deducted from the division(s) and the GPA in proportion to the non-loaned values in each. (We currently do not make this charge, but we reserve the right to do so.)

You cannot change from Option 1 to Option 2:

1.	if the Selected Face Amount would be reduced to less than $50,000 as a result of the change, or

2.	after the Insured reaches Attained Age 80.

When the Selected Face Amount changes as a result of a change in the Death Benefit Option, the monthly charges also will change. The change in Selected Face Amount also may change the charges for certain additional benefits. The change in Selected Face Amount will not change the policy surrender charge.

For examples of Death Benefit Option changes and how they impact the contract, see Appendix B.

Changes in Selected Face Amount. You may request an increase or decrease in the Selected Face Amount by submitting a written request for a change of Selected Face Amount to us at our Principal Administrative Office.

Increases in Selected Face Amount. You must provide us with a written application and evidence the Insured still is insurable to increase your Selected Face Amount. An increase may not be less than $15,000. You cannot increase the Selected Face Amount of the policy after the Insured reaches Attained Age 80.

If you increase the Selected Face Amount, we will deduct a $75 charge from the account value on the effective date of the increase; it will be deducted from the division(s) and the GPA in proportion to the non-loaned values in each.

If you increase the Selected Face Amount, the Mortality Charges will increase. Also, the policy may become a “modified endowment contract” under federal tax law. Please consult your tax adviser. (See also Modified Endowment Contracts in Part V.)

Decreases in Selected Face Amount. You may decrease the Selected Face Amount any time after the first Policy Year. You must send a written request to us. You cannot decrease the Selected Face Amount if the decrease would result in a Selected Face Amount of less than $50,000.

If you decrease the Selected Face Amount, a surrender charges may apply. We will deduct surrender charges from the division(s) of the Separate Account and from the GPA in proportion to the non-loaned values in each.

A decrease will reduce the Selected Face Amount in the following order:

(a)	the Selected Face Amount of the most recent increase

(b)	the Selected Face Amounts of the next most recent increases successively

(c)	the initial Selected Face Amount.

If you decrease the Selected Face Amount, the monthly charges deducted from the account value will change.

If you decrease the Selected Face Amount, the policy may become a “modified endowment contract” under federal tax law. Please consult your tax adviser. (See also Modified Endowment Contracts in Part V.)

Premiums

The first premium must be paid before the policy can become effective. Thereafter, within limits you may make premium payments at any time and in any amount. You may allocate net premiums among the divisions of the Separate Account and to the GPA.

First Premium. Generally, you determine the first premium you want to pay for the policy; but it must be at least equal to the minimum initial premium. The minimum initial premium depends on your chosen premium frequency, initial Selected Face Amount and Death Benefit Option, and on the Issue Age, gender, and risk classification of the Insured.

Planned Annual Premiums. When applying for the policy, you select the Planned Annual Premium and the payment frequency (annual, semiannual, quarterly, or monthly check service). The amount of the Planned Annual Premium and the payment frequency you select are shown in the policy. We will send you premium notices based on your selections. To change the amount and frequency of planned premiums, send a request to us at our Principal Administrative Office.

If a planned premium payment is not made, the policy will not necessarily terminate. Conversely, making planned premium payments does not guarantee the policy will remain in force. To keep the policy in force, it must have sufficient value. See Grace Period and Termination.

Premium Payments and Flexibility. After you have paid the first premium, within limits you may pay any amount at any time while the Insured is living. Send all premium payments to us either at our Principal Administrative Office or at the address shown on the premium notice.

You may elect to pay premiums by pre-authorized check. Under this procedure, we automatically deduct premium payments each month from a bank account you designate. We will not send a bill for these automatic payments.

Premium Limitations. The minimum premium payment is $10.

The maximum premium each Policy Year is the greatest of:

(a)	an amount equal to $100 plus double the basic premium for the policy;

(b)	the amount of premium paid in the preceding Policy Year;

(c)	the highest premium payment amount that would not increase the amount at risk; or

(d)	the minimum annual premium under the Death Benefit Guarantee Rider, if included with the policy.
6
Detailed Description of Policy Features

We may refund any amount of premium payment that exceeds this limit.

Allocating Net Premiums. A net premium is a premium payment we receive in good order, minus the Premium Expense Charge.

Net premiums credited to the policy on and after the Register Date will be allocated among the divisions and the GPA according to your net premium allocation. Also, any net premiums in the policy held before the Register Date will be allocated on that Date among the divisions and the GPA according to your net premium allocation on that Date.

Register Date and Valuation Date. The Register Date must be a Valuation Date. A Valuation Date is any date on which the New York Stock Exchange is open for trading.

The Register Date is the Valuation Date that is on, or next follows, the latest of:

(a)	the Policy Date;

(b)	the day we receive your completed Part 1 of Application for the policy; or

(c)	the day we receive the first premium payment in good order.

Net Premium Allocation. When applying for the policy, you indicate how you want net premiums allocated among the divisions and the GPA. You may change your net premium allocation at any time. Just send a notice to us at our Principal Administrative Office.

You may set your net premium allocation in terms of whole-number percentages that add to 100%.

Transfers

You may transfer all or part of the account value invested in a division of the Separate Account to any other division or to the GPA. Simply send us a request. Although currently there is no limit on the number of transfers you may make, we reserve the right to limit the number to no more than one every 90 days. If we impose a limit, it would not apply to a transfer of all funds in the Separate Account divisions to the GPA or to transfers made in connection with any automated-transfer program we offer.

We limit transfers from the GPA to the Separate Account divisions to one each Policy Year. You may not transfer more than 25% of the fixed account value (less any policy debt) at the time of the transfer. There is one exception to this rule. If:

•	you have transferred 25% of the fixed account value each Year for three consecutive Policy Years, and

•	you have not invested any net premium amount in the GPA; or

•	you have not added any net premiums or transfer amounts to the GPA during these three Years; then you may transfer the remainder of the fixed account value (less any policy debt) out of the GPA in the succeeding Policy Year. In this situation, you must transfer the full amount out of the GPA in one transaction.

Any transfer is effective on the Valuation Date at the price next determined after we receive the request in good order at our Principal Administrative Office. We do not charge for transfers.

Dollar Cost Averaging

Dollar Cost Averaging (DCA) may be a way to soften the effects of short-term market fluctuations on one’s investment returns. It is an automated-transfer program.

Initially, an amount of money is placed in one division of the Separate Account. Then, over a stipulated period of time and at a preset frequency, a specified amount of account value is transferred from that “source division” and allocated to other divisions (“object divisions”).

Since the same, specified dollar amount is transferred to each object division at a preset frequency, more accumulation units are purchased when prices are low than when prices are high. Therefore, a lower average cost per unit may be achievable than through a lump-sum purchase of units or through non-level purchases of units.

Dollar Cost Averaging will not assure you of a profit and will not protect you against a loss in declining markets. Since our DCA program anticipates continued investment during periods of fluctuating prices, you should consider your ability to assume the financial risks of continuing DCA through periods of fluctuating price levels.

To elect DCA, complete our DCA election form and send it to us for processing. You may specify a termination date for DCA, if you wish to do so.

If, on a specified DCA transfer date however, the source division does not have enough value to make the transfers you elected, DCA will automatically terminate.

We may at any time modify, suspend, or terminate the Dollar Cost Averaging Program without prior notification.

Policy Termination and Reinstatement

The policy will not terminate simply because you do not make planned premium payments. Conversely, making planned premium payments does not guarantee that the policy will remain in force.

The policy may terminate if its value cannot cover the monthly charges.

If the policy does terminate, you may be permitted to reinstate it.

Grace Period and Termination. The policy may terminate without value if the account value less any policy debt on a Monthly Calculation Date cannot cover the monthly charges due.

However, we allow a grace period for payment of the premium amount (not less than $10) needed to avoid termination. We will mail you a notice stating this amount.

The policy will terminate without value if we do not receive the required payment by the end of the grace period.

The policy also may terminate if the policy debt limit is reached. (See Policy Loan Privilege.)

Policy termination could have adverse tax consequences for you. To avoid policy termination and potential tax consequences in these situations, you may need to make substantial premium payments or loan repayments to keep your policy in force. (See Tax, Payment, and Termination Risks Relating to Policy Loans in “Policy Loan Privilege” later in this Part; and also see Federal Income Tax Considerations in Part V.)

Grace Period. The grace period begins on the date the monthly charges are due. It ends 61 days after that date or, if later, 30 days after the date we mail the notice stating the amount needed.

During the grace period, the policy will stay in force. If the Insured dies during the grace period, the death benefit will be payable. In this case, any unpaid monthly charges to the date of death will be deducted from the death benefit.

Reinstating Your Policy. If your policy terminates, you may reinstate it—that is, put it back in force. But you may not reinstate your policy if:

•	you surrendered it; or

•	five years have passed since it terminated.

Requirements to Reinstate Your Policy. To reinstate your policy, we will need:

1.	a written application to reinstate;

2.	evidence, satisfactory to us, that the Insured still is insurable; and

3.
a premium payment sufficient to produce an account value equal to triple the monthly charges due on the Monthly Calculation Date on, or next following, the reinstatement date. The minimum amount of this premium payment will be quoted on request.

Policy after You Reinstate. If you reinstate your policy, the Selected Face Amount will be the same as it was when it terminated. Your account value at reinstatement will be the premium paid at that time, reduced by the Premium Expense Charge and any monthly charges then due. Surrender charges after reinstatement will apply as if the policy had not terminated. However, if the surrender charge was taken when the policy terminated, then the applicable surrender charges will not be reinstated.

If you reinstate your policy, it may become a “modified endowment contract” under current federal tax law. Please consult your tax adviser. (See also Modified Endowment Contracts in Part V.)

Charges and Deductions

We will deduct charges from the policy to compensate us for:

(a)	providing the insurance benefits under the policy (including any riders);

(b)	administering the policy;

(c)	assuming certain risks in connection with the policy (including any riders); and

(d)	selling and distributing the policy.

In addition, the fund managers deduct expenses from the funds. For more information about these expenses, see the individual fund prospectuses.

Deductions from Premiums

We deduct a Premium Expense Charge from each premium payment you make. The Premium Expense Charge is 4%. It is equal to a Sales Charge of 2% plus a Premium Tax Charge of 2%. The Sales Charge reimburses us for selling and distributing the policy. The Premium Tax Charge reimburses us for the average cost of state and local premium taxes we pay for the policy.

Monthly Charges Against the Account Value

We deduct charges from the account value on each Monthly Calculation Date. The monthly charges are:

(a)	an Administrative Charge;

(b)	a Mortality Charge; and

(c)	a rider charge for any additional benefits provided by rider.

We deduct the monthly charges from the division(s) and the GPA in proportion to the non-loaned values of the policy in the division(s) and the GPA.

Administrative Charge. The monthly Administrative Charge reimburses us for issuing and administering the policy, and for such activities as processing claims, maintaining records and communicating with you.

Mortality Charge. The monthly Mortality Charge for a policy is equal to the “amount at risk” under the policy, multiplied by the monthly Mortality Charge rate for that policy month. We determine the amount at risk on the first day of each policy month. It is the amount by which the death benefit (discounted at the monthly equivalent of 3% per year) exceeds the account value.

Mortality Charge rates are based on the gender, Issue Age, and risk class of the Insured, and the Year of Coverage. We currently place Insureds into the following three standard rate classes: Preferred Nonsmoker, Nonsmoker, and Smoker. We also have substandard rate classes for greater mortality risks. In otherwise identical policies, the monthly Mortality Charge rate is higher for Smokers than for Nonsmokers and higher for Nonsmokers than for Preferred Nonsmokers.

Rider Charge. You can obtain additional benefits by requesting riders on your policy. The monthly rider charges include charges for any benefits you add by rider.

Daily Charges Against the Separate Account

Mortality and Expense Risk Charge. Each day we deduct a charge from the Separate Account for mortality and expense risks. We do not deduct this charge from the assets in the GPA.

The mortality risk is a risk that the group of lives we insure may, on average, live for shorter periods of time than we estimated. The expense risk is a risk that our costs of issuing and administering policies may be more than we estimated.

If we do not need all the money we collect in mortality and risk charges to cover death benefits and expenses, the amount we do not need will be our gain. However, even if the money we collect is not enough to cover death benefits and expenses, we will pay all death benefits and expenses.

Investment Management Fee and Other Expenses. Each of the funds incurs investment management fees and other expenses. These are deducted from the fund.

Surrender Charges

The surrender charge has two parts: an Administrative Surrender Charge and a Sales Load Surrender Charge. The Administrative Surrender Charge applies during the first 10 Policy Years for the initial Selected Face Amount, and during the first 10 Years of Coverage following an increase in the Selected Face Amount, if you surrender the policy or decrease the Selected Face Amount. The Sales Load Surrender Charge applies for the first 15 Policy Years, and during the first 15 Years of Coverage following an increase in the Selected Face Amount, if you surrender the policy or decrease the Selected Face Amount.

Administrative Surrender Charge. This charge is $5 for each $1,000 of Selected Face Amount. It remains level for five years; it then grades down to zero over the next five years. This charge reimburses us for expenses incurred in issuing the policy, such as processing the applications (including underwriting) and setting up computer records.

Sales Load Surrender Charge. During the first 10 Years of Coverage for the initial Selected Face Amount and for each increase, this charge is equal to 26% of the premiums paid for the coverage up to the Surrender Charge Band, plus 4% of premiums paid for the coverage in excess of the Surrender Charge Band up to three times the Surrender Charge Band. During the next 5 Years of Coverage, these percentages are reduced, by factors set forth in the policy, to zero by the end of the 15th Year.

The Surrender Charge Band is set forth in the policy and is an amount based on the Selected Face Amount and varies by the age and gender of the Insured at the time of purchase. Premiums are allocated to the initial Selected Face Amount, and to each increase, based on factors shown in the policy.

Decrease in Selected Face Amount. If you decrease your Selected Face Amount, we cancel all or a part of your Selected Face Amount segments. We charge a surrender charge. The surrender charge is equal to the pro rata surrender charge for each decreased or canceled Selected Face Amount segment.

After a Selected Face Amount decrease, we reduce the surrender charge for the remaining segments by the amount of the partial surrender charge.

Other Charges

Withdrawal Fee. If you make a partial Withdrawal from your policy, we deduct $25 (or 2% of the amount withdrawn, if less) from the amount you withdraw. This fee reimburses us for administering withdrawals.
10
Detailed Description of Policy Features

Loan Interest Rate Expense Charge. This charge reimburses us for the expenses of administering loans.

Charge for Increase in Selected Face Amount. For each increase in Selected Face Amount, a charge of $75 will be deducted from the account value. The charge is designed to reimburse us for underwriting and administrative costs associated with the increase. This fee is guaranteed not to increase for the duration of the policy.

Charge for Change from Option 1 to Option 2. For each change in the Death Benefit Option from Option 1 to Option 2, a charge of $75 will be deducted from the account value. The charge is designed to reimburse us for the underwriting and administrative costs associated with the change. This fee is guaranteed not to increase for the duration of the policy. (We currently do not charge the $75 fee for this change, but we reserve the right to do so.)

Special Circumstances

We may vary the charges and other terms of policies where special circumstances result in sales or administrative expenses or insurance risks that are different than those normally associated with these policies. We will make these variations only in accordance with uniform rules we establish.

Account Value, Cash Surrender Value, Surrender, and Withdrawals

The account value of the policy has two components: the variable account value and the fixed account value.

Variable Account Value. The variable account value is the sum of your values in each of the divisions of the Separate Account. It reflects:

•	net premiums allocated to the Separate Account;

•	transfers to the Separate Account from the Guaranteed Principal Account;

•	transfers and withdrawals from the Separate Account;

•	monthly charges and surrender charges deducted from the Separate Account; and

•	the net investment experience of the Separate Account.

These transactions are all reflected in the variable account value through the purchase and sale of accumulation units.

Net Investment Experience and Accumulation Units. The net investment experience of the variable account value is reflected in the value of the accumulation units. The value of your accumulation units in a division is equal to:

•	the accumulation unit value in that division; multiplied by

•	the number of accumulation units in that division credited to your policy.

We purchase and sell accumulation units at the unit value as of the closing time of the New York Stock Exchange on the Valuation Date processed.

If we receive a premium or a transaction request in good order before the closing time on a Valuation Date, units will be purchased or sold as of that Valuation Date. If we receive it in good order after that time, units will be purchased or sold as of the next Valuation Date.

The variable account value of the policy is the total of the values of the accumulation units in each division credited to the policy.

Fixed Account Value. The fixed account value is the accumulation at interest of:

•	net premiums allocated to the Guaranteed Principal Account; plus

•	amounts transferred into the GPA from the Separate Account; minus

•	amounts transferred or withdrawn from the GPA; and minus
Detailed Description of Policy Features

•	monthly charges and surrender charges deducted from the GPA.

Interest on the Fixed Account Value. The fixed account value earns interest at an effective annual rate, credited daily.

For the part of the fixed account value equal to any policy loan, the daily rate we use is the daily equivalent of:

•	the annual loan interest rate minus the Loan Interest Rate Expense Charge; or

•	3% if greater.

For the part of the fixed account in excess of any policy loan, the daily rate we use is the daily equivalent of:

•	the current interest rate we declare; or

•	3% if greater.

Cash Surrender Value. The cash surrender value of the policy is equal to:

•	the account value; minus

•	any surrender charges that apply; and minus

•	any policy debt.

Surrender. You may surrender your policy by sending a written request, using our surrender form and any other forms we require, to us at our Principal Administrative Office. The surrender will be effective on the Valuation Date we receive all required forms in good order. We will process it within seven days.

Withdrawals. After the first Policy Year, you may withdraw up to 75% of the cash surrender value.

We deduct a fee from the amount withdrawn. We do not charge a surrender charge for a Withdrawal. The minimum amount you can withdraw is $100 (including the Withdrawal fee).

You must state in the withdrawal request from which divisions or the GPA you want the withdrawal made. The Withdrawal amount you wish taken from each division of the Separate Account and from the GPA may not exceed the non-loaned account value in each of these.

If you have chosen Death Benefit Option 1, we will reduce the Selected Face Amount by the amount of the Withdrawal unless you provide evidence satisfactory to us that the Insured still is insurable. We may not allow a Withdrawal if it would result in a reduction of the Selected Face Amount to less than the minimum Initial Face Amount.

The withdrawal will be effective on the Valuation date we receive the written request in good order. We will process it within seven days.

Taking a withdrawal may have adverse tax consequences under federal tax law, possibly including a 10% penalty. Please consult your tax adviser. (See also Federal Income Tax Considerations in Part V.)

Policy Loan Privilege

General. After the first Policy Year, you may take a loan from the policy as long as the account value exceeds the total of any surrender charges. You must assign the policy to us as collateral for the loan. The maximum amount you can borrow at any time is 90% of the policy’s account value less any surrender charge. If there is any outstanding policy debt, including any accrued interest, it reduces the maximum amount available.

Source of Loan. We take the policy loan amount from the divisions and the GPA in proportion to the amount of account value in each division and the GPA (excluding any outstanding loans) on the date of the loan. We reduce the amount of units in the divisions of the Separate Account from which the loan is taken. We transfer the resulting dollar amounts to the loaned portion of the GPA.

We may delay granting any loan you want taken from the GPA for up to six months. We may delay granting any loan from the divisions during any period that:

(i)	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

(ii)	trading is restricted;

(iii)	the SEC determines a state of emergency exists; or

(iv)	the SEC permits us to delay payment for the protection of our Owners.

The policy also may terminate due to insufficient value or premium payments. (See Grace Period and Termination.)

Taking a policy loan could have adverse tax consequences if your policy is a “modified endowment contract” under current federal tax law. Please consult your tax adviser.

Loan Interest Charged. At the time of application, you may select either a fixed loan interest rate of 6% or (in all jurisdictions except Arkansas) an adjustable loan rate. Each year we will set the adjustable rate that will apply for the next Policy Year. The maximum loan rate is based on the Monthly Average Corporate yield on seasoned corporate bonds as published by Moody’s Investors Service, Inc. If this Average is no longer published, we will use a similar average as approved by the insurance department of your “contract state.” The maximum rate is the greater of:

(i)	the published monthly average for the calendar month ending two months before the Policy Year begins; or

(ii)	4%.

If the maximum rate is less than  1 /2% higher than the rate in effect for the previous year, we will not increase the rate. If the maximum rate is at least  1 /2% lower than the rate in effect for the previous year, we will decrease the rate.

Interest on policy loans accrues daily and becomes part of the policy debt as it accrues. It is due on each Policy Anniversary. If you do not pay it when it is due, the interest is added to the loan. As part of the loan, it will bear interest at the loan rate. We will treat capitalized interest the same as a new loan. We will take an amount equal to the interest due from the divisions and the GPA in proportion to the non-loaned account value in each.

Repayment. You may repay all or part of any policy debt at any time while the Insured is living and while the policy is in force. We will allocate any other loan repayment to the GPA until you have repaid all loan amounts that were deducted from the GPA. We will allocate additional loan repayments based on the premium allocation. You must clearly identify the payment as a loan repayment or we will consider the payments premium payments.

We will deduct any outstanding policy debt from the proceeds payable at death or the surrender of the policy.

Interest on Loaned Value. We deposit an amount equal to the loaned amount in the GPA. This amount earns interest at a rate equal to the greater of 3% and the policy loan rate less a Loan Interest Rate Expense Charge. We guarantee this Charge will not exceed 2%. Currently, the Charge is 0.90%.

Effects of Policy Loans. A policy loan affects the policy since we reduce the death benefit and cash surrender value by the amount of the loan and any accrued loan interest. If you repay the loan, we increase the death benefit and cash surrender value under the policy by the amount of the repayment.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the GPA. This amount does not participate in the Separate Account investment performance.

Whenever total policy debt (which includes accrued interest) equals or exceeds the account value less surrender charges, we will send a notice to you. This notice will state the amount needed to bring the policy debt back within the limit. If we do not receive this amount within 31 days after the date we mailed the notice, and if policy debt equals or exceeds the account value less any surrender charges at the end of those 31 days, the policy terminates without value.

The policy also may terminate due to insufficient value. (See Grace Period and Termination.)

Tax, Payment, and Termination Risks Relating to Policy Loans. Taking a policy loan could have adverse tax consequences for you. For example, if your policy is a “modified endowment contract” under current federal tax law, all or a portion of the loan may be treated as taxable income in the year you receive it; any loan amount that is taxable may be subject to an additional 10% penalty. (See Federal Income Tax Considerations in Part V, and especially the Modified Endowment Contracts section.)

If your policy is not a “modified endowment contract,” you may incur a significant income tax liability if the policy terminates before the death of the Insured. In this case, if your account value, reduced by any surrender charges, exceeds your cost basis for the policy, the excess will be taxable as income. Payments you receive upon termination of the policy, if any, may not be sufficient to cover the resulting tax liability. (Also see the Policy Proceeds and Loans section in Federal Income Tax Considerations.) To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force.

Factors that may contribute to these potential situations include: (1) amount of outstanding policy debt at or near the maximum loan value; (2) unfavorable investment results affecting your policy account value; (3) increasing monthly policy charge rates due to increasing attained age of the Insured; (4) high or increasing amount at risk, depending on Death Benefit Option and changing account value; and (5) increasing policy loan rates if the adjustable policy loan rate is in effect.

To illustrate how policy termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your premiums paid (that is, your cost basis) in the policy is $10.000, your account value is $15,000, you have no surrender charges, and you have received no other distributions (withdrawals) under the policy.

In this case, if you surrender your policy without an outstanding loan, your net surrender value is equal to your account value of $15,000; you receive a payment equal to the $15,000 net surrender value, and your taxable income is $5,000 ($15,000 account value minus $10,000 cost basis).

However, if in this example you have an outstanding policy debt of $14,000, you would receive a payment equal to the net surrender value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 account value minus $10,000 cost basis).

This potential situation of taxable income from policy termination exceeding the payment received at termination also may occur if the policy terminates without value because the policy debt limit is reached. If in this latter example the account value were to decrease to $14,000, due to unfavorable investment results, and the policy were to terminate because the policy debt limit is reached, the policy would terminate without any cash paid to you; but your taxable income from the policy at that time would be $4,000 ($14,000 account value minus $10,000 cost basis). The policy also may terminate without value if unpaid policy loan interest increases the outstanding policy debt to reach the policy debt limit.

You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your financial representative and your tax adviser at least annually, and take appropriate preventive action.
14
Detailed Description of Policy Features

III. Investment Options

The Guaranteed Principal Account

You may allocate some or all of the net premiums to the Guaranteed Principal Account (“GPA”). You also may transfer some or all of the account value in the divisions of the Separate Account to the GPA. Neither our general investment account nor the GPA is registered under federal or state securities laws.

Amounts allocated to the GPA become part of our general investment account. Our general investment account consists of all assets owned by us other than those in the Separate Account and in our other separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of our general investment account.

We guarantee amounts allocated to the GPA in excess of any policy debt (which includes accrued interest) will accrue interest daily at an effective annual rate at least equal to 3%. For amounts in the GPA equal to any policy debt, the guaranteed minimum interest rate is an effective annual rate of 3% or, if greater, the policy loan rate less the Loan Interest Rate Expense Charge. This charge will not be greater than 2% per year. This rate will be paid regardless of the actual investment experience of the GPA. Although we are not obligated to credit interest at a rate higher than the guaranteed minimum, we may declare a higher rate.

The Separate Account

Our Board of Directors established the Separate Account on June 9, 1982, as a separate investment account of MML Bay State. The Separate Account is maintained under the laws of the State of Connecticut. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the provisions of the Investment Company Act of 1940. We have established a segment within the Separate Account to receive and invest premium payments for the policies. We have since divided this segment into 13 divisions. Each division invests in shares of a designated Fund as follows:

Division	Fund

American Century VP Income & Growth	American Century’s VP Income & Growth Fund

Fidelity® VIP II Contrafund®	Fidelity’s® VIP II Contrafund® Portfolio (Initial Class)

MML Blend	MML Blend Fund

MML Equity	MML Equity Fund

MML Equity Index	MML Equity Index Fund (Class II)

MML Managed Bond	MML Managed Bond Fund

MML Money Market	MML Money Market Fund

MML Small Cap Value Equity	MML Small Cap Value Equity Fund

Oppenheimer Aggressive Growth	Oppenheimer Aggressive Growth Fund/VA

Oppenheimer Capital Appreciation	Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Global Securities	Oppenheimer Global Securities Fund/VA

Oppenheimer Strategic Bond	Oppenheimer Strategic Bond Fund/VA

T. Rowe Price Mid- Cap Growth	T. Rowe Price Mid- Cap Growth Portfolio

We may establish additional divisions within the segment in the future.

We own the assets in the Separate Account. We are required to maintain sufficient assets in the Separate Account to meet anticipated obligations of the policies funded by the Separate Account. We credit or charge the income, gains, or losses, realized or unrealized, of the Separate Account against the assets held in the Separate Account. We do not take any regard of the other income, gains, or losses of MML Bay State. Assets in the Separate Account attributable to the reserves and other liabilities under the policies cannot be charged with liabilities from any other business conducted by MML Bay State. We may transfer to our General Account any assets that exceed anticipated obligations of the Separate Account.

The Funds

The investment funds available through the policy are offered by five investment companies and trusts. They each provide an investment vehicle for the separate investment accounts of variable life policies and variable annuity contracts offered by companies such as MML Bay State. Shares of these organizations are not offered to the general public.

The assets of certain variable annuity separate accounts offered by MML Bay State and by other affiliated and non-affiliated life insurers are invested in shares of these funds. Because these separate accounts are invested in the same underlying funds, it is possible that conflicts could arise between policyowners and owners of the variable annuity contracts.

The boards of trustees or boards of directors of the funds will follow procedures developed to determine whether conflicts have arisen. If a conflict exists, the boards will notify the Insurers and they will take appropriate action to eliminate the conflicts.

We purchase the shares of each fund for the division at net asset value. All dividends and capital gain distributions received from a fund are automatically reinvested in that fund at net asset value, unless MML Bay State, on behalf of the Separate Account, elects otherwise. We redeem shares of the funds at their net asset values as needed to make payments under the policies.

Some of the funds offered are similar to, or are “clones” of, mutual funds offered in the retail marketplace. These “clone” funds have the same investment objectives, policies, and portfolio managers as the retail funds and usually were formed after the retail funds. While the clone funds generally have identical investment objectives, policies and portfolio managers, they are separate and distinct from the retail funds. In fact, the performance of the clone funds may be dramatically different from the performance of the retail funds due to differences in the funds’ sizes, dates shares of stock are purchased and sold, cash flows and expenses. Thus, while the performance of the retail funds may be informative, you should remember that such performance is not the performance of the funds that support the policy. It is not an indication of future performance of the policy funds.

Fund Profiles

Following is a summary of the investment objectives of each fund. Please note there can be no assurance any fund will achieve its objectives. More detailed information concerning the funds and their investment objectives, strategies, policies, risks and expenses is contained in the accompanying prospectuses.

American Century Variable Portfolios, Inc. (“American Century VP”)

American Century VP is a diversified, open-end, management investment company.

American Century’s VP Income & Growth Fund

American Century’s VP Income & Growth Fund seeks growth of capital by investing in common stocks. Income is a secondary objective. The fund pursues a total return and dividend yield that exceed those of the
S&P 500 by investing in stocks of companies with strong expected return.

Fidelity® Variable Insurance Products (“VIP”) Fund II

The Fidelity VIP Fund II is an open-end, management investment company.

Fidelity’s® VIP II Contrafund® Portfolio (Initial Class)

Fidelity’s VIP II Contrafund Portfolio seeks long-term capital appreciation. It invests primarily in stocks of domestic and foreign companies whose value the investment adviser believes is not fully recognized by the public.

MML Series Investment Fund (“MML Trust”)

The MML Trust is a no-load, open-end, investment company.

MML Blend Fund

Sub-adviser: David L. Babson & Company Inc.

The MML Blend Fund seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital by investing in equity, fixed-income, and money market securities.

MML Equity Fund

Sub-adviser: David L. Babson & Company Inc.

The MML Equity Fund seeks to achieve a superior total rate of return over an extended period of time, from both capital appreciation and current income, by investing in equity securities.

MML Equity Index Fund (Class II)

Sub-adviser: Deutsche Asset Management, Inc.

The MML Equity Index Fund seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500 Index®.

The S&P 500 Index® is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The index does not reflect any fees or expenses. Standard & Poor’s is a division of The McGraw-Hill Companies, Inc. The S&P 500 Index is a registered trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s or The McGraw-Hill Companies, Inc.

MML Managed Bond Fund

Sub-adviser: David L. Babson & Company Inc.

The MML Managed Bond Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital by investing primarily in investment-grade debt securities.

MML Money Market Fund

Sub-adviser: David L. Babson & Company Inc.

The MML Money Market Fund seeks to achieve high current income, the preservation of capital, and liquidity by investing in short-term securities.

MML Small Cap Value Equity Fund

Sub-adviser: David L. Babson & Company Inc.

The MML Small Cap Value Equity Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies.

Oppenheimer Variable Account Funds (“Oppenheimer Funds”)

Oppenheimer Funds is an open-end investment company.

Oppenheimer Aggressive Growth Fund/VA

The Oppenheimer Aggressive Growth Fund/VA seeks capital appreciation by investing in companies believed to have significant growth potential.

Oppenheimer Capital Appreciation Fund/VA

The Oppenheimer Capital Appreciation Fund/VA seeks capital appreciation by investing mainly in equity securities of well-known, established companies .

Oppenheimer Global Securities Fund/VA

The Oppenheimer Global Securities Fund/VA seeks long-term capital appreciation. It invests a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations considered to have appreciation possibilities. It invests mainly in common stocks of U.S. and foreign issuers.

Oppenheimer Strategic Bond Fund/VA

The Oppenheimer Strategic Bond Fund/VA seeks a high level of current income principally derived from interest on debt securities. It invests in three market sectors: debt securities of foreign governments and companies; U.S. Government securities; and lower-rated, high-yield securities of U.S. and foreign companies.

T. Rowe Price Equity Series, Inc.

T. Rowe Price Equity Series, Inc., is a diversified, open-end, investment company.

T. Rowe Price Mid-Cap Growth Portfolio

The T. Rowe Price Mid-Cap Growth Portfolio seeks long-term capital appreciation. It invests in stocks of mid-cap companies with potential for above-average earnings growth. T. Rowe Price defines mid-cap companies as those with market capitalizations within the range of companies in the S&P 400 Mid-Cap Index.

The Investment Advisers and Sub-advisers

American Century Investment Management, Inc. (“American Century”), is the investment manager of American Century VP. American Century’s address is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111.

Fidelity Management & Research Company (“FMR”) is the investment adviser to the Fidelity VIP Fund II.

Beginning January 1, 2001, FMR Co., Inc. (“FMRC”), serves as sub-adviser for the fund. FMRC is primarily responsible for choosing investments for the fund. FMRC is a wholly owned subsidiary of FMR.

MassMutual serves as investment adviser to the MML Trust.

David L. Babson & Company Inc. (“Babson”), which is a controlled subsidiary of MassMutual, is the investment sub-adviser to the MML Blend Fund, MML Equity Fund, MML Managed Bond Fund, MML Money Market Fund, and MML Small Cap Value Equity Fund.

MassMutual entered into a sub-advisory agreement with Deutsche Asset Management, Inc. (“DAMI”). DAMI manages the investments of the MML Equity Index Fund. Prior to May 1, 2001, Bankers Trust Company, an affiliate of DAMI, served as sub-adviser to these funds.

MassMutual has entered into sub-advisory agreements with J.P. Morgan Investment Management, Inc. (“J.P. Morgan”), and Waddell & Reed Investment Management Company (“Waddell & Reed”), whereby J.P. Morgan and Waddell & Reed each manage a portion of the portfolio of the MML Small Cap Growth Equity Fund.

The Oppenheimer Funds are advised by OppenheimerFunds, Inc. (“OFI”). OFI is owned by Oppenheimer Acquisition Corporation, a holding company that is owned in part by senior officers of OFI and ultimately controlled by MassMutual. OFI is located at Two World Trade Center, 34th Floor, New York, New York 10048-0203.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), was founded in 1937 and is the investment adviser to the T. Rowe Price Equity Series, Inc. T. Rowe Price has its principal business address at 100 East Pratt Street, Baltimore, Maryland 21202.
Investment Options

IV. Other Policy Information

When We Pay Proceeds

If the policy has not terminated, we normally pay surrender, withdrawal, or loan proceeds, or the death benefit, within seven days after we receive all required documents in good order at our Principal Administrative Office.

In addition, a death claim is not in good order until we have determined that it is valid. We investigate all death claims occurring within any two-year contestable period. We may investigate death claims occurring beyond the two-year contestable period. When we receive the information from a completed investigation, we generally determine within five days whether the claim is valid.

We pay interest on the death benefit from the date of death to the date of payment.

We can delay payment of the net surrender value or any withdrawal or loan from the Separate Account during any period when:

(i)	it is not reasonably practical to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings); or
(ii)	trading is restricted by the SEC; or
(iii)	the SEC declares an emergency exists; or
(iv)	the SEC, by order, permits us to delay payment in order to protect our Owners.

Also, we can delay payment of the death benefit during such a period if:

•	the period begins on or before the date of the Insured’s death; and
•	the amount of the death benefit is based on the variable account value of the policy as of the date of the Insured’s death.

We may delay paying any net surrender value, any withdrawal, or any loan proceeds based on the GPA for up to six months from the date the request is received at our Principal Administrative Office.

If we delay payment of a surrender or withdrawal for 30 days or more, we add interest to the date of payment at the same rate it is paid under the interest payment option.

Payment Options

We will pay the policy proceeds (the death benefit or the cash surrender value) in cash. Or if you wish, we will pay all or part of these under one or more of the following payment options. The minimum amount that can be applied under a payment option is $2,000. If the periodic payment under any option is less than $20, we reserve the right to make payments at less-frequent intervals. None of these benefits depends on the performance of the Separate Account or the GPA. For additional information concerning these options, see the policy. The following payment options are currently available.

Installments for a Specified Period	Equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on the total amount applied, the period selected, and the monthly income rates we are using when the first payment is due.

Life Income	Equal monthly payments based on the life of a named person. Payments will continue for the lifetime of that person. You can elect income with or without a minimum payment period.

Interest	We will hold any amount applied under this option. We will pay interest on the amount at an effective annual rate determined by us. This rate will not be less than 2.5%.
Other Policy Information

Installments of Specified Amount	Each monthly payment is for an agreed specified amount not less than $10 for each $1,000 applied under the option. Interest of at least 2.5% per year is credited each month on the unpaid balance and added to it. Payments continue until the amount we hold runs out.

Life Income with Payments Guaranteed for Amount Applied	Equal monthly payments based on the life of a named person. We will make payments until the total amount paid equals the amount applied, whether the named person lives until all payments have been made or not. If the named person lives beyond the payment of the total amount applied, we will continue to make monthly payments as long as the named person lives.

Joint Lifetime Income	Equal monthly payments based on the lives of two named persons. The same payment is made each month until both named persons have died. You can elect income with or without a minimum payment period.

Joint Lifetime Income with Reduced Payments to Survivor	Monthly payments based on the lives of two named persons. We will make payments at the initial level while both are living, we will reduce the payments by one-third. Payments will continue at that level for the lifetime of the other. Payments stop when both named persons have died.

Withdrawal Rights Under Payment Options. If provided in the payment option election, you may withdraw or apply under any other option all or part of the unpaid balance under the Fixed Amount or Interest Payment Option. You may not withdraw any part of the payments under the Specified Period Payment Option or payments that are based on a named person’s life.

Beneficiary

A Beneficiary is any person named on our records to receive insurance proceeds at the Insured’s death. The applicant names the Beneficiary in the application for the policy. You may name different classes of beneficiaries, such as primary and secondary. These classes set the order of payment. There may be more than one Beneficiary in a class.

You may change the Beneficiary during the Insured’s lifetime by writing to our Principal Administrative Office. Generally, the change will take effect as of the date of the request. If no Beneficiary is living at the Insured’s death, unless provided otherwise, the death benefit is paid to you or, if deceased, to your estate.

Assignment

You may assign the policy as collateral for a loan or other obligation. For any assignment to be binding on us, however, we must receive a signed copy of it at our Principal Administrative Office. We are not responsible for the validity of any assignment.

Limits on Our Right to Challenge the Policy

Except for any policy change or reinstatement requiring evidence of insurability, we cannot, in the absence of fraud, contest the validity of your policy after it has been in force during the Insured’s lifetime for two years after the Issue Date.

For any policy change or reinstatement requiring evidence of insurability, we cannot, in the absence of fraud, contest the validity of the change or reinstatement after it has been in effect for two years during the lifetime of the Insured.
Other Policy Information

Error of Age or Gender

If the Insured’s age or gender is misstated in the policy application, we will adjust the death benefit we pay under the policy based on what the policy would provide based on the most recent Monthly Charge for the correct date of birth and correct gender.

Suicide

If the Insured dies by suicide, while sane or insane, the policy benefit may be limited.

•	If the death occurs within two years after the Issue Date, the death benefit will be limited to the sum of all premiums paid, less any withdrawals and any policy debt.

•
If death occurs within two years after the effective date of an increase in Selected Face Amount (but at least two years after the Issue Date), the death benefit attributed to the increase is limited to the sum of the monthly charges made for the increase.

However, if a refund was payable as the result of suicide during the first two years following the Issue Date or the Reinstatement Date of the policy, there is no additional refund for any Selected Face Amount increase.

Additional Benefits You Can Get by Rider

You can obtain additional benefits if you request them and qualify for them. We provide additional benefits by riders. Additional benefits are subject to the terms of both the rider and the policy. The cost of any rider is deducted as part of the monthly charges. Subject to state availability, the following riders are available.

Disability Benefit Rider. This rider provides that, in the event of the Insured’s total disability that begins before Attained Age 65 and continues for at least six months, we will apply a premium payment to the policy on each Monthly Calculation Date while the Insured remains totally disabled (but not after Attained Age 70 if the disability occurred after Attained Age 60).

At the time of application, you choose a Specified Monthly Amount. In the event of the Insured’s total disability, the amount of the premium payment applied on each Monthly Calculation Date will be the greater of: (a) the Specified Monthly Amount; or (b) the Monthly Charge (increased by the current Premium Expense Charge) on that Monthly Calculation Date.

Accidental Death Benefit Rider. This rider provides for an addition to the death benefit in the event the Insured’s death was caused by accidental bodily injury occurring within six months before the Insured’s death. This rider provides no benefit if the Insured dies after Attained Age 69.

Insurability Protection Rider. This rider allows the Policyowner to increase the Selected Face Amount of the policy for a specified amount on specified dates, without evidence of insurability.

Death Benefit Guarantee Rider. Until Attained Age 70 or 40 years from the Policy Date, whichever is sooner, the policy will not terminate when the account value is insufficient to cover the Monthly Charge on a Monthly Calculation Date if (a) exceeds (b) where:

(a)	is the sum of all premiums paid, minus any withdrawals, and minus any policy debt; and

(b)	is the sum of Minimum Monthly Premiums for this rider since the Policy Date.

Minimum Monthly Premiums may be paid on other than a monthly basis as long as the sum of premiums paid is at least equal to the total required Minimum Monthly Premiums on each Monthly Calculation Date. The Minimum Monthly Policy Premium may change if the Selected Face Amount is increased or decreased or if riders are added, changed, or terminated. The new Minimum Monthly Premium will apply from the effective date of the change.

If, on a Monthly Calculation Date, the Minimum Monthly Policy Premium requirement has not been met, you will be given an additional 61 days to pay a premium sufficient to maintain the death benefit guarantee. The required payment will be equal to (a) the smallest amount needed to meet the requirement as of that date, plus (b) two times the Minimum Monthly Premium for that date. If the required payment is not received within this period, the rider will terminate and the death benefit guarantee will be lost. Once the rider is terminated, it cannot be reinstated.

Accelerated Death Benefit Rider. This rider advances the Policyowner a portion of the death benefit when we receive proof, satisfactory to us, the Insured is terminally ill and is not expected to live more than 12 months. In return for the advanced payment, a lien is established against the policy, equal to the amount of the death benefit accelerated under the policy. Interest is not charged on the lien.

Right to Exchange Insured Endorsement. Upon request, the policy may include a Right to Exchange Insured Endorsement. Under this endorsement, the policy may be exchanged for a new policy on the life of a new insured, subject to certain conditions and satisfactory evidence of insurability.

Sales and Other Agreements

MML Distributors, LLC (“MML Distributors”), 1414 Main Street, Springfield, MA 01144-1013, is the principal underwriter of the policy. MML Investors Services, Inc. (“MMLISI”), at the same address serves as the co-underwriter of the policy. Both MML Distributors and MMLISI are registered with the SEC as broker-dealers and are members of the National Association of Securities Dealers, Inc. (the “NASD”).

MML Distributors may have selling agreements with other broker-dealers that are registered with the SEC and are members of the NASD (“selling brokers”). We sell the policy through agents who are licensed by state insurance officials to sell the policy. These agents also are registered representatives of selling brokers or of MMLISI. We sell the policy in all states except New York, and in the District of Columbia.

We also may contract with independent third party broker-dealers who may assist us in finding broker-dealers to offer and sell the policies. These third parties also may provide training, marketing and other sales related functions for us and other broker-dealers. And they may provide certain administrative services to us in connection with the policies.

MML Distributors does business under different variations of its name; including the name MML Distributors, L.L.C. in the states of Illinois, Michigan, Oklahoma, South Dakota and Washington; and the name MML Distributors, Limited Liability Company in the states of Maine, Ohio and West Virginia.

Both MML Distributors and MMLISI receive compensation for their activities as underwriters of the policy.

Agents who sell these policies will receive commissions based on certain commission schedules and rules. We pay some commissions as a percentage of the premium paid in each Year of Coverage. These commissions distinguish between premiums up to the Target Premium and premiums paid in excess of the Target Premium. The Target Premium is based on the Issue Age, gender, and risk classification of the Insured. We also pay commissions as a percentage of the average monthly account value in each Policy Year. The maximum commission percentages are as follows.

For coverage year 1, 50% of premium paid up to the Target Premium and 2% of premium paid in excess of the Target Premium; for coverage years 2 through 5, 6% of premium paid up to the Target Premium and 2% of premium paid in excess of the Target Premium; for coverage years 6 and 7, 5% of premium paid up to the Target Premium and 2% of premium paid in excess of the Target Premium; for coverage years 8 through 10, 4% of premium paid up to the Target Premium and 2% of premium paid in excess of the Target Premium; and for coverage years 11-20, 2% of all premium paid. Also, for Policy Years 2-20, 0.15% of the average monthly account value during the Year; and for Policy Years 21 and beyond, 0.05% of the average monthly account value during the Year.

We may compensate agents who have financing agreements with general agents of MassMutual differently. Agents who meet certain productivity and persistency standards in selling MML Bay State and MassMutual policies are eligible for additional compensation. General agents and district managers who are registered representatives of MMLISI also may receive commission overrides, allowances and other compensation.

We may pay independent, third-party broker-dealers who assist us in finding broker-dealers to offer and sell the policies compensation based on premium payments for the policies. In addition, some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars.

While the compensation we pay to broker-dealers for sales of policies may vary with the sales agreement and level of production, the compensation generally is expected to be comparable to the aggregate compensation we pay to agents and general agents.
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Other Policy Information

V. Other Information

MML Bay State and MassMutual

MML Bay State is a stock life insurance company located at 140 Garden Street, Hartford, CT 06154. MML Bay State was incorporated under the laws of Missouri in 1894 and is now domiciled in Connecticut. MML Bay State is engaged principally in the sale of life insurance policies and annuity contracts, and is licensed to sell such products in all states except New York, and in the District of Columbia. MML Bay State is a wholly owned subsidiary of MassMutual. MML Bay State is licensed to transact variable life insurance business in all U.S. states except New York, and in the District of Columbia.

MassMutual is a mutual life insurance company chartered in 1851 under the laws of Massachusetts. Its Home Office is located in Springfield, Massachusetts. MassMutual is licensed to transact life, accident, and health business in all fifty states of the United States, the District of Columbia, Puerto Rico, and certain provinces of Canada. As of December 31, 2000, MassMutual had consolidated statutory assets in excess of $73 billion and estimated total assets under management of $213.1 billion.

MML Bay State’s Tax Status. MML Bay State is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986 (the “Code”). The Segment and the Separate Account are part of MML Bay State.

Due to MML Bay State’s current tax status, we do not charge the Segment for MML Bay State’s federal income taxes that may be a result of activity of the segment. Periodically, MML Bay State reviews the question of a charge to the segment for MML Bay State’s federal income taxes. In the future, we may impose a charge for any federal income taxes paid by MML Bay State resulting from activity of the segment. Depending on the method of calculating interest on policy values allocated to the Guaranteed Principal Account, we may charge for the policy’s share of MML Bay State’s federal income taxes that are a result of activity of the GPA.

Under current laws, MML Bay State may have to pay state or local taxes (in addition to premium taxes). At present, these taxes are not significant. MML Bay State reserves the right to charge the Separate Account for such taxes, if any, resulting from activity of the Separate Account.

Annual Reports

MassMutual or MML Bay State maintains the records and accounts relating to the Separate Account, the segment and the divisions. Each year within the 30 days following the Policy Anniversary Date, we will mail you a report showing:

(i)	the account value at the beginning of the previous Policy Year,

(ii)	all premiums paid since that time,

(iii)	all additions to and deductions from the account value during the year, and

(iv)	the account value, death benefit, cash surrender value and policy debt as of the last Policy Anniversary Date.

This report may contain additional information if required by any applicable law or regulation.

Federal Income Tax Considerations

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the policy. It also is not intended as tax advice. In addition, we do not profess to know the likelihood the current federal income tax laws and Treasury Regulations or of the current interpretations of the Internal Revenue Service will continue. We cannot make any guarantee regarding the future tax treatment of any policy. We reserve the right to make changes in the policy to assure that it continues to qualify as life insurance for tax purposes.

For complete information on any tax issue, we urge you to consult a qualified tax adviser. No attempt is made in this prospectus to consider any applicable state or other tax laws.

Policy Proceeds and Loans. We believe the policy meets the Internal Revenue Code (“IRC”) definition of life insurance. Therefore, the death benefit under the policy generally is excludible from the Beneficiary’s gross income under federal tax law, and the gain accumulated in the contract is not taxed until withdrawn or otherwise accessed. Gain withdrawn from a policy is taxed as ordinary income.

The following information applies only to a policy that is not a modified endowment contract (“MEC”) under federal tax law. See Modified Endowment Contracts below for information about MECs.

As a general rule, withdrawals are taxable only to the extent that the amounts received exceed your cost basis in the policy. Cost basis equals the sum of the premiums and other consideration paid for the policy less any prior withdrawals under the policy that were not subject to income taxation. For example, if your cost basis in the policy is $10,000, amounts received under the policy will not be taxable as income until they exceed $10,000; then, only the excess over $10,000 is taxable.

However, special rules apply to certain withdrawals associated with a decrease in the policy Face Amount. The IRC provides that if:

•	there is a reduction of benefits during the first 15 years after a policy is issued, and

•	there is a cash distribution associated with the reduction,

you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed your cost basis.

If you surrender the policy for its cash surrender value, all or a portion of the distribution may be taxable as income. The distribution represents income to the extent the value received exceeds your cost basis in the policy. For this calculation, the value received is equal to the account value, reduced by any surrender charges, but not reduced by any outstanding policy debt. Therefore, if there is a loan on the policy when it is surrendered, the loan will reduce the cash actually paid to you but will not reduce the amount you must include in your income as a result of the surrender.

A change of the Owner or the Insured, or an exchange or assignment of the policy, may cause the Owner to recognize taxable income.

We believe that, under current tax law, any loan taken under the policy will be treated as policy debt of the Owner. If your policy is not a MEC, the loan will not be considered income to you when received.

Interest on policy loans used for personal purposes generally is not tax-deductible. However, you may be able to deduct this interest if the loan proceeds are used for “trade for business” or “investment” purposes, provided that you meet certain narrow criteria.

If the Owner is a corporation or other business, additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned policy. In addition, the IRC restricts the ability of a business to deduct interest on debt totally unrelated to any life insurance, if the business holds a cash value policy on the life of certain insureds. The alternative minimum tax (“AMT”) may apply to the gain accumulated in a policy held by a corporation. The corporate AMT may apply to a portion of the amount by which death benefits received exceed the policy’s cash surrender value on the date of the second death.

The impact of federal income taxes on values under the policy and on the benefit to you or your Beneficiary depends on MML Bay State’s tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability to the Separate Account.

Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each Owner or Beneficiary.

Modified Endowment Contracts. If a policy is a modified endowment contract (“MEC”) under federal tax law, loans, withdrawals, and other amounts distributed under the policy are taxable to the extent of any income accumulated in the policy. The policy income is the excess of the account value (both loaned and unloaned) over your cost basis. For example, if your cost basis in the policy is $10,000 and the account value is $15,000, then all distributions up to $5,000 (the accumulated policy income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.

If any amount is taxable as a distribution of income under a MEC, it will also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual Owners. The penalty tax will not apply to distributions:

(i)	made on or after the date the taxpayer attains age 59 1 /2; or

(ii)	made because the taxpayer became disabled; or

(iii)
made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer’s beneficiary. These payments must be made at least annually.

A policy is a MEC if it satisfies the IRC definition of life insurance but fails the “7-pay test.” A policy fails this test if:

•	the accumulated amount paid under the contract at any time during the first seven contract years exceeds

•	the total premiums that would have been payable for a policy providing the same benefits guaranteed after the payment of seven level annual premiums.

A life insurance policy may pass the 7-pay test and still be taxed as a MEC if it is received in a tax-deferred exchange for a MEC.

If certain changes are made to a policy, we will retest it to determine if it has become a MEC. For example, if you reduce the death benefit, we will retest the policy using the lower benefit amount. If the reduction in death benefit causes the policy to become a MEC, this change is effective retroactively to the Policy Year in which the actual premiums paid exceed the new, lower 7-pay limit.

We will retest whenever there is a “material change” to the policy while it is in force. If there is a material change, a new 7-pay test period begins at that time. The term “material change” includes certain increases in death benefits.

Since the policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new seven-year test period or the taxation of distribution and loans.
Other Information

Once a policy fails the 7-pay test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the policy’s failing the 7-pay test. The IRC provides that a loan or distribution, if taken within two years prior to the policy’s becoming a MEC, shall be treated as received in anticipation of failing the 7-pay test. However, the IRS has not exercised its authority to extend the MEC tax rules to any distributions received in a year prior to the one in which the policy became a MEC.

Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of income accumulated in that particular policy. For purposes of determining the amount of income received from a MEC, the law considers the total of all income in all the MECs issued within the same calendar year to the same Owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total income.

Qualified Plans. The policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a policy with such plans are complex, you should not use the policy in this way until you have consulted a competent tax adviser. You may not use the policy as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered Annuity (TSA) or Section 403(b) custodial account.

Your Voting Rights

You have the right to instruct us how to vote on questions submitted to the shareholders of the funds supporting the policy to the extent you have invested in these divisions.

Your right to instruct us is based on the number of shares of the Funds attributable to your policy. The policy’s number of shares of the Funds is determined by dividing the policy’s account value held in each division of the Separate Account by $100. Fractional votes are counted.

You receive proxy material and a form to complete giving us voting instructions. Shares of the Funds held by the Separate Account for which we do not receive instructions are voted for or against any proposition in the same proportion as the shares for which we do receive instructions.

Reservation of Rights

We reserve the right to take certain actions. Specifically, we reserve the rights to:

•	Create new divisions of the Separate Account;

•	Create new Separate Accounts and new segments;

•	Combine any two or more Separate Accounts, segments or divisions;

•	Make available additional or alternative divisions of the Separate Account investing in additional investment companies;

•
Invest the assets of the Separate Account in securities other than shares of the funds. These securities can be substitutes for fund shares already purchased or they can apply only to future purchases.

•	Operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

•	De-register the Separate Account under the 1940 Act in the event such registration is no longer required;

•	Substitute one or more funds for other funds with similar investment objectives;

•	Delete funds or close funds to future investments; and

•	Change the name of the Separate Account.
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Other Information

We have reserved all rights to the name MML Bay State Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use our name or part of it, but we also may withdraw this right.

Service Agreement

In addition to acting as an investment manager for the funds underlying the divisions of the Separate Account, MassMutual performs certain investment and administrative duties for MML Bay State. MassMutual does this according to a written agreement. The agreement is renewed automatically each year, unless either party terminates it. Under this agreement, we pay MassMutual for salary costs and other services and an amount for indirect costs incurred through MML Bay State’s use of MassMutual’s personnel and facilities.

Bonding Arrangement

An insurance company blanket bond is maintained providing $100 million coverage for directors, officers and employees, general agents and agents of MassMutual and MML Bay State (subject to a $350,000 deductible).

Legal Proceedings

We are involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While we are not aware of any actions or allegations which should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of our management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect our financial position, results of operations, or liquidity.
Experts

The financial statements for the Variable Life Select segment of MML Bay State Variable Life Separate Account I and the 2000 and 1999 audited statutory financial statements of MML Bay State included in this prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein and elsewhere in the registration statement (which report on MML Bay State expresses an unqualified opinion and includes an explanatory paragraph referring to the use of statutory accounting practices which differ from accounting principles generally accepted in the United States of America), and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP is located at City Place, 185 Asylum Street, Hartford, Connecticut 06103-3402.

The 1998 audited statutory financial statements of MML Bay State were audited by auditors other than Deloitte & Touche LLP.

Craig Waddington, FSA, MAAA, Vice President and Actuary for MassMutual, has examined the illustrations in Appendix B of this prospectus. We filed his opinion on the illustrations as an exhibit to the registration statement filed with the SEC.
Other Information

Appendix A

Definition of Terms

Account Value: The sum of the variable account value and the fixed account value of the policy.

Attained Age: The Issue Age of the Insured plus the number of completed Policy Years.

Beneficiary(ies): The person or persons specified by you to receive some or all of the death benefit at the Insured’s death.

Cash Surrender Value: The amount payable to an Owner upon surrender of the policy. It is equal to the account value less any surrender charges that apply and less any policy debt.

Death Benefit: The amount paid following receipt of due proof of the Insured’s death. The amount is equal to the benefit provided by the Death Benefit Option in effect on the date of death less any policy debt outstanding and any unpaid monthly charges to the date of death.

Death Benefit Option: The policy offers two Death Benefit Options for determination of the amount of the death benefit. The Death Benefit Option is elected at time of application and, subject to certain requirements, may be changed at a later date.

Fixed Account Value: The current account value that is allocated to the Guaranteed Principal Account.

Good Order: Generally, “in good order” means that we have received everything we need to process the transaction. For example, we may need certain forms completed and signed before we can process a transaction. Likewise, we cannot process certain financial transactions until we have received funds with proper instructions and authorizations.

Guaranteed Principal Account (“GPA”): Part of our general investment account, the GPA is a fixed account to and from which you may make allocations and transfers.

Insured: The person whose life this policy insures.

Issue Age: The age of the Insured at his or her birthday nearest the Policy Date.

Issue Date: The date on which the policy is actually issued; it is also the date the suicide and contestability periods begin.

Minimum Face Amount: The death benefit needed for the policy to qualify as life insurance under federal tax law.

Monthly Calculation Date: The monthly date on which the monthly charges for the policy are due. The first Monthly Calculation Date is the Policy Date, and subsequent Monthly Calculation Dates are on the same day of each succeeding calendar month.

Monthly Charges: The charges assessed against the policy account value each month.

Net Premium: The premium payment we receive in good order, minus the Premium Expense Charge.

Notice: A notification, in a form satisfactory to us, that we receive at our Administrative Office. A notice usually must be written, but we may accept notices by other means.

If we accept a notice by telephone, facsimile, or electronic mail, we will take reasonable steps to confirm that the notification is in a form satisfactory to us. For example, we may record all notices accepted by telephone. If you incur a loss due to unauthorized or fraudulent notification, we may be liable for the loss if caused by our failure to take these steps.

1
Appendix A
Owner: The person or entity that owns the policy.

Policy: The flexible premium variable whole life insurance policy offered by MML Bay State and described in this prospectus.

Policy Anniversary Date: An anniversary of the Policy Date.

Policy Date: The date shown on the policy that is the starting point for determining Policy Anniversary Dates, Policy Years, and Monthly Calculation Dates.

Policy Debt: All outstanding policy loans plus accrued loan interest.

Policy Year: A twelve-month period commencing with the Policy Date or a Policy Anniversary Date.

Principal Administrative Office: Our Principal Administrative Office is located at 1295 State Street, Life Customer Service Hub, Springfield, Massachusetts 01111-0001.

Request: A notice asking for a change or an additional benefit. We may require that this notice be in good order.

Separate Account: The policy’s designated segment of the “MML Bay State Variable Life Separate Account I” established by MML Bay State and maintained under the laws of Connecticut. It is registered as a unit investment trust with the Securities and Exchange Commission under 1940 Act. The Separate Account is used to receive and invest net premiums for this policy.

Target Premium: The level of premium payments used to determine commission payments. The Target Premium is based on the Issue Age, gender, and risk classification of the Insured.

Valuation Date: A date on which the net asset value of the units of each division of the Separate Account is determined. Generally, this will be any date on which the New York Stock Exchange (or its successor) is open for trading.

Variable Account Value: The total of the values of the accumulation units credited to the policy in each division of the Separate Account multiplied by your number of units in that division.

We, us, our: Refer to MML Bay State.

Year of Coverage: For the initial Selected Face Amount, each Policy Year is a Year of Coverage. For any increase in the Selected Face Amount, each Year of Coverage is measured from the effective date of the increase.

You, your: Refer to the Owner of the policy.
Appendix A
Appendix B

Examples of the Impact of the Account Value and Premiums on the Policy Death Benefit

Example I ~ Death Benefit Option 1

Assume the following:

•	Selected Face Amount is $1,000,000

•	Account value is $50,000

•	Minimum Face Amount is $219,000

•	No policy debt

Based on these assumptions,

•	the death benefit is $1,000,000.

If the account value increases to $80,000 and the Minimum Face Amount increases to $350,400,

•	the death benefit remains at $1,000,000.

If the account value decreases to $30,000 and the Minimum Face Amount decreases to $131,400,

•	the death benefit still remains at $1,000,000.

Example II ~ Death Benefit Option 2

Assume the following:

•	Selected Face Amount is $1,000,000

•	Account value is $50,000

•	Minimum Face Amount is $219,000

•	No policy debt

Based on these assumptions,

•	the death benefit is $1,050,000 (Selected Face Amount plus account value).

If the account value increases to $80,000 and the Minimum Face Amount increases to $350,400,

•	the death benefit will increase to $1,080,000.

If the account value decreases to $30,000 and the Minimum Face Amount decreases to $131,400,

•	the death benefit will decrease to $1,030,000.

Examples of Death Benefit Option Changes

Example I ~ Change from Option 2 to Option 1

For a change from Option 2 to Option 1, the Selected Face Amount is increased by the amount of the account value on the effective date of the change.

For example, if the policy has a Selected Face Amount of $500,000 and an account value of $25,000, the death benefit under Option 2 is equal to the Selected Face Amount plus the account value, or $525,000. If you change from Option 2 to Option 1, the death benefit under Option 1 is equal to the policy Selected Face Amount. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Selected Face Amount will be increased from $500,000 under Option 2 to $525,000 under Option 1 and the death benefit after the change will remain at $525,000.

Example II ~ Change from Option 1 to Option 2

For a change from Option 1 to Option 2, the Selected Face Amount will be decreased by the amount of the account value on the effective date of the change.

For example, if the policy has a Selected Face Amount of $700,000 and an account value of $25,000, under Option 1 the death benefit is equal to the Selected Face Amount, or $700,000. If you change from Option 1 to Option 2, the death benefit under Option 2 is equal to the Selected Face Amount plus the account value. Since the death benefit does not change as the result of a Death Benefit Option change, the Selected Face Amount will be decreased by $25,000 to $675,000, and the death benefit under Option 2 after the change will remain $700,000.

1
Appendix B

Illustration of Death Benefits, Cash Surrender Values, and Accumulated Premiums

The following tables illustrate the way in which a policy operates. They show how the death benefit and cash surrender value could vary over an extended period of time assuming the funds experience hypothetical gross rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized), equal to constant gross annual rates of 0%, 6%, and 12%. The tables are based on annual premium payments of $1,200 for a Preferred Nonsmoker Male age 35. Preferred Nonsmoker is currently our best risk classification. Separate tables are shown for the current and guaranteed schedules of charges. These tables will assist in the comparison of death benefits and cash surrender values for the policy with those of other variable life policies.

The death benefits and cash surrender values for a policy would be different from the amounts shown if:

•	the rates of return averaged 0%, 6%, and 12% over a period of years, but varied above and below that average in individual Policy Years

•	any policy loan were made during the period of time illustrated

•	the rates of return for all funds averaged 0%, 6%, and 12% but varied above or below that average for particular funds.

The death benefits and cash surrender values shown in Table 1 reflect the following current charges:

•	Administrative charges of $6 per month per policy in all Policy Years.

•	Mortality Charges based on the current rates we are charging for Preferred Nonsmoker, fully underwritten risks.

•	Mortality and Expense Risk Charges of 0.55% on an annual basis of the daily net asset value of the Separate Account in all Policy Years.

•	Fund level expenses of 0.60% on an annual basis of the net asset value of the Separate Account. These expenses represent the unweighted average of all fund expenses.

The death benefits and cash surrender values shown in Table 2 reflect the following maximum policy and Separate Account charges as well as the current fund level expenses.

•	Administrative charges equal to $9 per month per policy in all years.

•	Mortality Charges based on the Commissioners 1980 Standard Ordinary Nonsmoker Mortality Table.

•	Mortality and Expense Risk Charges equal to 0.90% on an annual basis of the daily net asset value of the Separate Account in all years.

Cash surrender values shown in the Tables reflect the deduction of the applicable Administrative Surrender Charge (during the first 10 Policy Years) and the applicable Sales Load Surrender Charge (during the first 15 Policy Years).

Taking the current Mortality and Expense Risk Charge and the average fund level expenses into account, the gross rates of 0%, 6%, and 12% are (1.14%), 4.79%, and 10.72%, respectively, on a net basis.
Appendix B

TABLE 1
Flexible Premium Variable Whole Life Insurance Policy

Male Issue Age 35, Preferred Nonsmoker Death Benefit Option 1 Current Schedule of Charges	$1,200 Annual Premium $100,000 Selected Face Amount

		Death Benefit Assuming Hypothetical Gross Annual Investment Return of:			Cash Surrender Value Assuming Hypothetical Gross Annual Investment Return of:

End of Policy Year	Premiums Accumulated at 5% Interest Per Year	0%	6%	12%	0%	6%	12%

1	$1,260	$100,000	$100,000	$100,000	$187	$250	$312

2	$2,583	$100,000	$100,000	$100,000	$1,075	$1,260	$1,451

3	$3,972	$100,000	$100,000	$100,000	$1,972	$2,339	$2,737

4	$5,431	$100,000	$100,000	$100,000	$2,874	$3,488	$4,180

5	$6,962	$100,000	$100,000	$100,000	$3,758	$4,685	$5,770

6	$8,570	$100,000	$100,000	$100,000	$4,677	$5,982	$7,575

7	$10,259	$100,000	$100,000	$100,000	$5,583	$7,335	$9,562

8	$12,032	$100,000	$100,000	$100,000	$6,467	$8,737	$11,741

9	$13,893	$100,000	$100,000	$100,000	$7,329	$10,189	$14,134

10	$15,848	$100,000	$100,000	$100,000	$8,169	$11,694	$16,764

15	$27,189	$100,000	$100,000	$100,000	$11,865	$19,944	$34,347

20	$41,663	$100,000	$100,000	$147,998	$14,722	$29,731	$62,711

25	$60,136	$100,000	$100,000	$221,736	$17,117	$42,126	$108,694

30	$83,713	$100,000	$102,407	$324,668	$18,001	$57,211	$181,379

35	$113,804	$100,000	$118,820	$466,221	$16,536	$75,202	$295,077

40	$152,208	$100,000	$137,319	$673,658	$11,148	$96,027	$471,089

45	$201,222	$0	$156,893	$970,457	$0	$119,765	$740,807

50	$263,778	$0	$179,970	$1,412,959	$0	$146,317	$1,148,747

	Account Value Assuming Hypothetical Gross Annual Investment Return of:

End of Policy Year	0%	6%	12%

1	$953	$1,016	$1,078

2	$1,889	$2,074	$2,265

3	$2,809	$3,176	$3,574

4	$3,711	$4,325	$5,017

5	$4,595	$5,522	$6,607

6	$5,422	$6,728	$8,320

7	$6,228	$7,981	$10,207

8	$7,012	$9,282	$12,286

9	$7,775	$10,634	$14,579

10	$8,514	$12,039	$17,109

15	$11,873	$19,952	$34,355

Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.
3
Appendix B

TABLE 2
Flexible Premium Variable Whole Life Insurance Policy

Male Issue Age 35, Preferred Nonsmoker Death Benefit Option 1 Maximum Policy and Separate Account Charges and Current Fund Level Charges	$1,200 Annual Premium $100,000 Selected Face Amount

		Death Benefit Assuming Hypothetical Gross Annual Investment Return of:			Cash Surrender Value Assuming Hypothetical Gross Annual Investment Return of:

End of Policy Year	Premiums Accumulated at 5% Interest Per Year	0%	6%	12%	0%	6%	12%

1	$1,260	$100,000	$100,000	$100,000	$96	$155	$215

2	$2,583	$100,000	$100,000	$100,000	$891	$1,063	$1,243

3	$3,972	$100,000	$100,000	$100,000	$1,689	$2,029	$2,398

4	$5,431	$100,000	$100,000	$100,000	$2,488	$3,052	$3,688

5	$6,962	$100,000	$100,000	$100,000	$3,264	$4,109	$5,101

6	$8,570	$100,000	$100,000	$100,000	$4,107	$5,292	$6,740

7	$10,259	$100,000	$100,000	$100,000	$4,932	$6,517	$8,533

8	$12,032	$100,000	$100,000	$100,000	$5,732	$7,778	$10,490

9	$13,893	$100,000	$100,000	$100,000	$6,503	$9,074	$12,624

10	$15,848	$100,000	$100,000	$100,000	$7,248	$10,408	$14,956

15	$27,189	$100,000	$100,000	$100,000	$10,326	$17,463	$30,198

20	$41,663	$100,000	$100,000	$127,498	$12,058	$25,095	$54,025

25	$60,136	$100,000	$100,000	$184,548	$12,144	$33,406	$90,465

30	$83,713	$100,000	$100,000	$259,396	$9,550	$42,098	$144,914

35	$113,804	$100,000	$100,000	$354,186	$1,962	$50,525	$224,168

40	$152,208	$0	$100,000	$480,902	$0	$57,716	$336,295

45	$201,222	$0	$100,000	$640,669	$0	$61,374	$489,060

50	$263,778	$0	$100,000	$850,613	$0	$55,694	$691,555

	Account Value Assuming Hypothetical Gross Annual Investment Return of:

End of Policy Year	0%	6%	12%

1	$862	$921	$981

2	$1,705	$1,877	$2,057

3	$2,526	$2,866	$3,235

4	$3,325	$3,889	$4,525

5	$4,101	$4,946	$5,938

6	$4,852	$6,037	$7,485

7	$5,578	$7,163	$9,179

8	$6,277	$8,324	$11,035

9	$6,949	$9,520	$13,070

10	$7,593	$10,753	$15,302

15	$10,335	$17,472	$30,207

Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.
Appendix B
Appendix C

Rates of Return

From time to time, we may report different types of historical performance for the divisions of the Separate Account available under the policy. See Table 1 for an example. These returns will reflect deductions for management fees and all other operating expenses of the underlying investment funds and an annual deduction for the Mortality and Expense Risk Charge. The returns do not reflect any policy charges, which, if included, would reduce performance.

On request, we will provide an illustration of account values and cash surrender values for hypothetical Insureds of given ages, gender, risk classifications, premium levels and initial Selected Face Amounts. We will base the illustration either on actual historic fund performance or on a hypothetical investment return. The hypothetical return will be between 0% and 12%. The illustration will show how the death benefit and net surrender value could vary over an extended period of time assuming the funds experience hypothetical gross rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized). The cash surrender value figures will assume all fund charges, the Mortality and Expense Risk Charge, and all other policy charges are deducted. The account value figures will assume all charges except the surrender charge are deducted.

We also may distribute sales literature comparing the divisions of the Separate Account to established market indices, such as the Standard & Poor’s 500 Stock Index and the Dow Jones Industrial Average. These comparisons may show the percentage change in the net asset values of the funds or in the Accumulation Unit Values. We also may make comparisons to the percentage change in values of other mutual funds with investment objectives similar to those of the divisions of the Separate Account being compared.

From time to time, we may report different types of historical performance for the investment funds (after deduction of investment management fees and direct operating expenses) underlying each division of the Separate Account. See Table 2 for an example. These rates do not reflect:

•	the Mortality and Expense Risk Charges assessed against the Separate Account

•	deductions from premiums or monthly charges assessed against the account value of the policies

•	the policy’s surrender charges

Therefore, these rates are not illustrative of how actual investment performance will affect the benefits under the policy (see, however, Illustration of Death Benefits, Cash Surrender Values, and Accumulated Premiums, Appendix B). The rates of return shown are not necessarily indicative of future performance; actual rates may be higher or lower than those shown. You may consider these rates of return, however, in assessing the competence and performance of the investment advisers.
1
Appendix C

TABLE 1

Average Annual Total Return Rates – Divisions of the Separate Account
As of December 31, 2000

Average Annual Total Return Rates for each division are the Average Annual Total Return Rates for the underlying investment fund (see Table 2), reduced by the Separate Account Mortality and Expense Risk Charge; they do not reflect policy surrender charges or other policy charges. If policy charges were deducted, the rates would be lower. In most states, the policy first became available on July 24, 1995. However, many of the investment funds were established before this date. Therefore, some of the rates shown below reflect periods before the policy first became available. Results for periods less than one year are the percentage change over the periods. Results for periods of one year and longer are in terms of effective annual compounded rates. These rates are intended to indicate the change in the division’s accumulation unit value over the stated period of time.

Because of ongoing market volatility, rates of return may be subject to substantial short-term fluctuations. Current rates may be lower than the rates shown below in the table. The rates of return shown are not necessarily indicative of future performance; actual rates may be higher or lower than those shown. As a result, an investment may later be worth more or less than the original amount invested. More-recent performance information, available on-line at www.massmutual.com, is updated monthly.

Separate Account Division (Inception Date of the underlying Fund)	1 Year		5 Years	10 Years	Since Inception

American Century VP Income & Growth [7] (10/30/97)	(11.17%	)	—	—	11.73%

Fidelity® VIP II Contrafund® [7] (1/3/95)	(7.17%	)	17.26%	—	20.67%

MML Blend (2/3/84)	(0.53%	)	8.53%	10.69%	11.32%

MML Equity [1] (9/15/71)	2.31%		11.63%	13.37%	13.06%

MML Equity Index [2,7] (5/1/97)	(9.98%	)	—	—	15.37%

MML Managed Bond (12/16/81)	10.64%		5.46%	7.40%	9.06%

MML Money Market [3] (12/16/81) (7-day yield [4] 5.69%)	5.48%		4.67%	4.22%	5.95%

MML Small Cap Value Equity [5,7] (6/1/98)	13.08%		—	—	(2.18%	)

Oppenheimer Aggressive Growth (8/15/86)	(11.79%	)	19.16%	20.66%	16.20%

Oppenheimer Capital Appreciation (4/3/85)	(0.78%	)	22.14%	18.90%	15.84%

Oppenheimer Global Securities [6] (11/12/90)	4.54%		21.79%	15.21%	15.03%

Oppenheimer Strategic Bond (5/3/93)	2.08%		5.21%	—	5.16%

T. Rowe Price Mid-Cap Growth [7] (12/31/96)	6.86%		—	—	17.28%

1 Although the MML Equity Fund commenced operations 9/15/71, the information necessary to calculate returns is available only for 1974 and later years.

2 Performance for MML Equity Index reflects a blended figure, combining: (a) for periods prior to Class II inception on 5/1/00, historical results of Class I Shares; and (b) beginning 5/1/00, Class II results reflecting a lower fee structure.

3 An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or by any other federal agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

4 The yield quotation more closely reflects the current earnings of the money market division than the total return quotation. It is an annualized rate based on results over the last seven days of the period.

5 Investments in small-size companies generally carry greater risk than is customarily associated with larger, more established companies for various reasons such as narrower markets, limited financial resources, susceptibility to steeper stock price fluctuations and less liquid stock.

6 There are special risks associated with international investing such as differences in accounting practices, political changes, and currency fluctuations. These risks are heightened in emerging markets.

7 These divisions were added to the policy June 21, 1999.
Appendix C

TABLE 2
Average Annual Total Return Rates – Investment Funds
As of December 31, 2000

Average Annual Total Return Rates for each fund are the actual historical rates and are determined by calculating what a $1 investment in the fund would have earned over the stated period of time. They are net of all fund management fees and other operating expenses. Results for periods less than one year are the percentage change over the periods. Results for periods of one year and longer are in terms of effective annual compounded rates. These rates do not reflect Separate Account Mortality and Expense Risk Charges or policy charges. If these charges were deducted, the rates would be lower.

Because of ongoing market volatility, rates of return may be subject to substantial short-term fluctuations. Current rates may be lower than the rates shown below in the table. The rates of return shown are not necessarily indicative of future performance; actual rates may be higher or lower than those shown. As a result, an investment may later be worth more or less than the original amount invested. More-recent performance information, available on-line at www.massmutual.com, is updated monthly.

Investment Fund (Inception)	1 Year		5 Years	10 Years	Since Inception

American Century’s VP Income & Growth Fund [7] (10/30/97)	(10.62%	)	—	—	12.28%

Fidelity’s® VIP II Contrafund® Portfolio (Initial Class) [7] (1/3/95)	(6.62%	)	17.81%	—	21.22%

MML Blend Fund (2/3/84)	0.02%		9.08%	11.24%	11.87%

MML Equity Fund [1] (9/15/71)	2.86%		12.18%	13.92%	13.61%

MML Equity Index Fund (Class II) [2,7] (5/1/97)	(9.43%	)	—	—	15.92%

MML Managed Bond Fund (12/16/81)	11.19%		6.01%	7.95%	9.61%

MML Money Market Fund [3] (12/16/81) (7-day yield [4] 6.24%)	6.03%		5.22%	4.77%	6.50%

MML Small Cap Value Equity Fund [5,7] (6/1/98)	13.63%		—	—	(1.63%	)

Oppenheimer Aggressive Growth Fund/VA (8/15/86)	(11.24%	)	19.71%	21.21%	16.75%

Oppenheimer Capital Appreciation Fund/VA (4/3/85)	(0.23%	)	22.69%	19.45%	16.39%

Oppenheimer Global Securities Fund/VA [6] (11/12/90)	5.09%		22.34%	15.76%	15.58%

Oppenheimer Strategic Bond Fund/VA (5/3/93)	2.63%		5.76%	—	5.71%

T. Rowe Price Mid-Cap Growth Portfolio [7] (12/31/96)	7.41%		—	—	17.83%

1 Although the MML Equity Fund commenced operations 9/15/71, the information necessary to calculate returns is available only for 1974 and later years.

2 Performance for MML Equity Index Fund (Class II) reflects a blended figure, combining: (a) for periods prior to Class II inception on 5/1/00, historical results of Class I; and (b) beginning 5/1/00, Class II results reflecting a lower fee structure.

3 An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or by any other federal agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

4 The yield quotation more closely reflects the current earnings of a money market fund than the total return quotation. It is an annualized rate based on results over the last seven days of the period.

5 Investments in small-size companies generally carry greater risk than is customarily associated with larger, more established companies for various reasons such as narrower markets, limited financial resources, susceptibility to steeper stock price fluctuations and less liquid stock.

6 There are special risks associated with international investing such as differences in accounting practices, political changes, and currency fluctuations. These risks are heightened in emerging markets.

7 These funds were added to the policy June 21, 1999.
3
Appendix C

Appendix D

Directors of MML Bay State Life Insurance Company

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Lawrence V. Burkett, Jr., Director 1295 State Street Springfield, MA 01111	MML Bay State Director (since 1996) President and Chief Executive Officer (1996-1999) MassMutual Executive Vice President and General Counsel (since 1993)

Isadore Jermyn, Director and Senior Vice President and Actuary 1295 State Street Springfield, MA 01111	MML Bay State
    Director (since 1990) and Senior Vice President and Actuary
        (since 1996)
MassMutual
    Senior Vice President and Actuary (since 1999 and 1995-1998)
    Senior Vice President and Chief Actuary (1998-1999)
Vice President and Actuary (1980-1995)

Efrem Marder, Director 1295 State Street Springfield, MA 01111	MML Bay State
    Director (since 1999)
David L. Babson and Co. Inc.
    Executive Director (since 2000)
MassMutual
    Executive Director (1998-2000)
    Senior Managing Director (1996-1998)
Vice President and Managing Director (1989-1996)

Robert J. O’Connell, Director, President and Chief Executive Officer (since 2000) 1295 State Street Springfield, MA 01111	MML Bay State
    Director (since 1999)
MassMutual
    Chairman (since 2000), President and Chief Executive Officer
        (since 1999)
American International Group, Inc.
    Senior Vice President (1991-1998)
AIG Life Companies
President and Chief Executive Officer (1991-1998)

Appendix D

PRINCIPAL OFFICERS (other than those who are also Directors):

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Stuart H. Reese, Executive Vice President-Investments 1295 State Street Springfield, MA 01111	MML Bay State
    Executive Vice President-Investments (since 1999)
    Director (1994-1999)
    Senior Vice President-Investments (1996-1999)
David L. Babson and Co. Inc.
    President and Chief Executive Officer (since 1999)
MassMutual
    Executive Vice President and Chief Investment Officer
        (since 1999)
    Chief Executive Director-Investment Management (1997-1999)
Senior Vice President (1993-1997)

Edward M. Kline, Vice President and Treasurer 1295 State Street Springfield, MA 01111	MML Bay State Vice President (since 1999) and Treasurer (since 1997) MassMutual Vice President (since 1989) and Treasurer (since 1997)

Ann F. Lomeli, Senior Vice President and Secretary 1295 State Street Springfield, MA 01111	MML Bay State
    Senior Vice President (since 1999) and Secretary (since 1998)
    Vice President (1997-1999)
MassMutual
    Senior Vice President, Secretary and Deputy General Counsel
        (since 1999)
    Vice President, Secretary and Deputy General Counsel (1999)
    Vice President, Secretary and Associate General Counsel
        (1998-1999)
    Vice President, Associate Secretary and Associate General
        Counsel (1996-1998)
Connecticut Mutual Life Insurance Company
Corporate Secretary and Counsel (1988-1996)

2
Appendix D

Independent Auditors’ Report

The Board of Directors and Policyowners of
MML Bay State Life Insurance Company

We have audited the accompanying statement of Assets and Liabilities of each of the divisions of MML Bay State Variable Life Separate Account I –  Variable Life Select Segment (“the Account”), as of December 31, 2000, the related statement of Operations for the year then ended and the statements of Changes in Net Assets for the years ended December 31, 2000 and 1999. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2000 and 1999 by correspondence with investment companies. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial positions of the Account at December 31, 2000, the results of their operations for the year then ended and their changes in net assets for the years ended December 31, 2000 and 1999 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 15, 2001

MML Bay State Variable Life Separate Account I - Variable Life Select Segment

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

	American Century VP Income & Growth Division	Fidelity VIP II Contrafund Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML Small Cap Value Equity Division	Oppenheimer Aggressive Growth Division		Oppenheimer Capital Appreciation Division

ASSETS

Investments

Number of shares (Note 2)	569,860	352,288	2,486,822	5,451,908	373,538	587,218	13,472,806	128,248	1,206,124		1,560,185

Identified cost (Note 3B)	$ 4,308,770	$ 9,069,571	$ 59,510,996	$201,388,504	$ 6,682,212	$ 7,172,166	$ 13,472,806	$ 1,124,839	$ 62,839,289		$ 59,043,519

Value (Note 3A)	$ 4,051,702	$ 8,363,320	$ 48,529,385	$187,008,683	$ 6,073,722	$ 7,155,943	$ 13,472,806	$ 1,205,225	$ 85,357,387		$ 72,751,421

Dividends receivable	-	-	-	-	-	-	70,611	-	-		-

Receivable from MML Bay State

Life Insurance Company	-	2,972	-	-	7,474	-	-	-	-		-

Other assets	-	-	-	-	-	-	-	-	-		-

Total assets	4,051,702	8,366,292	48,529,385	187,008,683	6,081,196	7,155,943	13,543,417	1,205,225	85,357,387		72,751,421

LIABILITIES

Payable to MML Bay State Life Insurance Company	5,080	-	96,784	281,735	-	8,557	16,606	1,496	41,758		68,881

NET ASSETS	$ 4,046,622	$ 8,366,292	$ 48,432,601	$186,726,948	$ 6,081,196	$ 7,147,386	$ 13,526,811	$ 1,203,729	$ 85,315,629		$ 72,682,540

Net Assets

For variable life insurance policies	$ 4,046,622	$ 8,366,292	$ 48,424,443	$186,717,338	$ 6,081,196	$ 7,140,389	$ 13,520,394	$ 1,203,729	$ 85,301,945		$ 72,667,563

Retained in Variable Life Separate Account I by MML Bay State Life Insurance Company	-	-	8,158	9,610	-	6,997	6,417	-	13,684		14,977

Net assets	$ 4,046,622	$ 8,366,292	$ 48,432,601	$186,726,948	$ 6,081,196	$ 7,147,386	$ 13,526,811	$ 1,203,729	$ 85,315,629		$ 72,682,540

Accumulation units (Note 7)

Policyowners	4,154,418	8,009,142	29,679,452	97,144,011	6,199,055	5,102,605	10,535,181	1,075,423	31,167,865		24,260,269

MML Bay State Life Insurance Company	-	-	5,000	5,000	-	5,000	5,000	-	5,000		5,000

Total units:	4,154,418	8,009,142	29,684,452	97,149,011	6,199,055	5,107,605	10,540,181	1,075,423	31,172,865		24,265,269

NET ASSET VALUE PER ACCUMULATION UNIT

December 31, 2000	$ 0.97	$ 1.04	$ 1.63	$ 1.92	$ 0.98	$ 1.40	$ 1.28	$ 1.12	$ 2.74		$ 3.00

December 31, 1999	1.10	1.12	1.64	1.88	1.09	1.27	1.22	.99	3.10	*	3.02	†

	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division

ASSETS

Investments

Number of shares (Note 2)	2,006,921	937,251	389,377

Identified cost (Note 3B)	$ 51,926,315	$ 4,613,069	$ 6,953,120

Value (Note 3A)	$ 60,869,924	$ 4,395,708	$ 7,176,215

Dividends receivable	-	-	-

Receivable from MML Bay State

Life Insurance Company	-	-	12,382

Other assets	-	-	-

Total assets	60,869,924	4,395,708	7,188,597

LIABILITIES

Payable to MML Bay State Life Insurance Company	87,974	6,527	-

NET ASSETS	$ 60,781,950	$ 4,389,181	$ 7,188,597

Net Assets

For variable life insurance policies	$ 60,768,940	$ 4,382,337	$ 7,188,597

Retained in Variable Life Separate Account I by MML Bay State Life Insurance Company	13,010	6,844	-

Net assets	$ 60,781,950	$ 4,389,181	$ 7,188,597

Accumulation units (Note 7)

Policyowners	23,354,960	3,201,370	5,928,370

MML Bay State Life Insurance Company	5,000	5,000	-

Total units:	23,359,960	3,206,370	5,928,370

NET ASSET VALUE PER ACCUMULATION UNIT

December 31, 2000	$ 2.60	$ 1.37	$ 1.21

December 31, 1999	2.49	1.34	1.14

*	Prior to August 30, 1999, the Oppenheimer Aggressive Growth Division was called the Oppenheimer Captial Appreciation Division.
†	Prior to August 30, 1999, the Oppenheimer Capital Appreciation Division was called the Oppenheimer Growth Division.

See Notes to Financial Statements.

F-2

MML Bay State Variable Life Separate Account I - Variable Life Select Segment

STATEMENT OF OPERATIONS

For The Year Ended December 31, 2000

	American Century VP Income & Growth Division	Fidelity VIP II Contrafund Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML Small Cap Value Equity Division	*Oppenheimer Aggressive Growth Division	†Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division

Investment income

Dividends (Note 3B)	$ 15,829	$ 612,433	$ 8,508,531	$ 16,492,379	$ 53,565	$ 364,674	$ 551,613	$ 9,677	$ 3,791,171	$ 4,595,894	$ 8,140,653

Expenses

Mortality and expense risk fees (Note 4)	19,366	38,322	265,218	960,877	28,408	34,650	51,280	3,954	583,978	397,921	326,320

Net investment income (loss) (Note 3C)	(3,537)	574,111	8,243,313	15,531,502	25,157	330,024	500,333	5,723	3,207,193	4,197,973	7,814,333

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	1,727	(19,905)	184,915	4,845,001	208,889	(58,866)	-	6,802	2,531,329	1,302,289	3,041,394

Change in net unrealized appreciation/ depreciation of investments	(403,556)	(1,126,939)	(8,792,116)	(16,468,098)	(800,697)	378,906	-	85,004	(18,862,975)	(6,720,135)	(9,122,674)

Net gain (loss) on investments	(401,829)	(1,146,844)	(8,607,201)	(11,623,097)	(591,808)	320,040	-	91,806	(16,331,646)	(5,417,846)	(6,081,280)

Net increase (decrease) in net assets resulting from operations	$ (405,366)	$ (572,733)	$ (363,888)	$ 3,908,405	$ (566,651)	$ 650,064	$ 500,333	$ 97,529	$(13,124,453)	$ (1,219,873)	$ 1,733,053

	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division

Investment income

Dividends (Note 3B)	$ 352,280	$ 120,264

Expenses

Mortality and expense risk fees (Note 4)	24,044	26,069

Net investment income (loss) (Note 3C)	328,236	94,195

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	(79,812)	27,844

Change in net unrealized appreciation/ depreciation of investments	(158,777)	65,410

Net gain (loss) on investments	(238,589)	93,254

Net increase (decrease) in net assets resulting from operations	$ 89,647	$ 187,449

*	Prior to August 30, 1999, the Oppenheimer Aggressive Growth Division was called the Oppenheimer Capital Appreciation Division.
†	Prior to August 30, 1999, the Oppenheimer Capital Appreciation Division was called the Oppenheimer Growth Division.

See Notes to Financial Statements.

F-3

MML Bay State Variable Life Separate Account I - Variable Life Select Segment

STATEMENT OF CHANGES IN NET ASSETS
For The Year Ended December 31, 2000

	American Century VP Income & Growth Division	Fidelity VIP II Contrafund Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML Small Cap Value Equity Division	*Oppenheimer Aggressive Growth Division

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ (3,537)	$ 574,111	$ 8,243,313	$ 15,531,502	$ 25,157	$ 330,024	$ 500,333	$ 5,723	$ 3,207,193

Net realized gain (loss) on investments	1,727	(19,905)	184,915	4,845,001	208,889	(58,866)	-	6,802	2,531,329

Change in net unrealized appreciation/depreciation of investments	(403,556)	(1,126,939)	(8,792,116)	(16,468,098)	(800,697)	378,906	-	85,004	(18,862,975)

Net increase (decrease) in net assets resulting from operations	(405,366)	(572,733)	(363,888)	3,908,405	(566,651)	650,064	500,333	97,529	(13,124,453)

Capital transactions: (Note 7)

Transfer of net premium	1,099,037	2,076,390	10,833,658	48,590,463	1,629,726	1,512,134	3,061,913	289,026	17,171,094

Transfer to (from) Guarranteed Principal Account	(16,522)	(18,433)	(16,658)	(25,404)	1,999	(170)	4	656	(42,507)

Transfer of surrender values	(26,178)	(116,123)	(1,403,148)	(3,995,614)	(69,594)	(112,919)	(391,957)	(5,030)	(3,175,435)

Transfer due to death benefits	(5,384)	(5,369)	(47,486)	(498,320)	(48,707)	(57,419)	(19,500)	-	(27,378)

Transfer due to policy loans	(77,612)	(135,372)	(1,723,954)	(2,436,162)	(233,149)	(50,336)	(357,942)	(41,581)	(2,472,116)

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	5,002	4,026	(21,199)	(26,225)	(16,739)	(1,225)	30,167	657	52,343

Withdrawal due to charges for administrative and insurance costs	(242,205)	(466,061)	(3,632,513)	(15,072,104)	(302,863)	(508,314)	(721,328)	(45,363)	(6,461,193)

Divisional transfers	1,698,889	3,714,187	(5,481,419)	(26,497,121)	2,759,790	138,198	1,880,942	624,504	7,156,820

Net increase (decrease) in net assets resulting from capital transactions	2,435,027	5,053,245	(1,492,719)	39,513	3,720,463	919,949	3,482,299	822,869	12,201,628

Total increase (decrease)	2,029,661	4,480,512	(1,856,607)	3,947,918	3,153,812	1,570,013	3,982,632	920,398	(922,825)

NET ASSETS, at beginning of the year	2,016,961	3,885,780	50,289,208	182,779,030	2,927,384	5,577,373	9,544,179	283,331	86,238,454

NET ASSETS, at end of the year	$ 4,046,622	$ 8,366,292	$ 48,432,601	$ 186,726,948	$ 6,081,196	$ 7,147,386	$ 13,526,811	$ 1,203,729	$ 85,315,629

	†Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 4,197,973	$ 7,814,333	$ 328,236	$ 94,195

Net realized gain (loss) on investments	1,302,289	3,041,394	(79,812)	27,844

Change in net unrealized appreciation/depreciation of investments	(6,720,135)	(9,122,674)	(158,777)	65,410

Net increase (decrease) in net assets resulting from operations	(1,219,873)	1,733,053	89,647	187,449

Capital transactions: (Note 7)

Transfer of net premium	14,049,880	11,640,972	1,084,517	1,385,814

Transfer to (from) Guarranteed Principal Account	(38,118)	(10,357)	(129)	2,827

Transfer of surrender values	(1,786,314)	(1,443,426)	(175,476)	(63,034)

Transfer due to death benefits	(73,702)	(62,400)	(493)	(4,403)

Transfer due to policy loans	(1,738,859)	(1,327,300)	(49,962)	(74,654)

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	13,585	284,949	(279)	2,120

Withdrawal due to charges for administrative and insurance costs	(4,566,089)	(3,600,209)	(309,185)	(302,911)

Divisional transfers	5,521,481	4,522,545	(578,270)	4,539,454

Net increase (decrease) in net assets resulting from capital transactions	11,381,864	10,004,774	(29,277)	5,485,213

Total increase (decrease)	10,161,991	11,737,827	60,370	5,672,662

NET ASSETS, at beginning of the year	62,520,549	49,044,123	4,328,811	1,515,935

NET ASSETS, at end of the year	$ 72,682,540	$ 60,781,950	$ 4,389,181	$ 7,188,597

*	Prior to August 30, 1999, the Oppenheimer Aggressive Growth Division was called the Oppenheimer Capital Appreciation Division.
†	Prior to August 30, 1999, the Oppenheimer Capital Appreciation Division was called the Oppenheimer Growth Division.

See Notes to Financial Statements.

F-4

MML Bay State Variable Life Separate Account 1 - Variable Life Select Segment

STATEMENT OF CHANGES IN NET ASSETS
For The Year Ended December 31, 1999

	***American Century VP Income & Growth Division	***Fidelity VIP II Contrafund Division	MML Blend Division	MML Equity Division	***MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	***MML Small Cap Value Equity Division	*Oppenheimer Aggressive Growth Division	**Oppenheimer Capital Appreciation Division

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ (2,791)	$ (5,021)	$ 2,288,123	$ 4,600,421	$ 30,924	$ 316,282	$ 391,763	$ 1,796	$ (291,494)	$ 1,354,336

Net realized gain (loss) on investments	3,649	4,896	460,027	2,567,355	6,305	(31,352)	-	(10)	756,603	957,072

Change in net unrealized appreciation/depreciation of investments	146,487	420,687	(3,674,645)	(15,771,424)	192,206	(424,258)	-	(4,619)	36,907,123	14,803,003

Net increase (decrease) in net assets resulting from operations	147,345	420,562	(926,495)	(8,603,648)	229,435	(139,328)	391,763	(2,833)	37,372,232	17,114,411

Capital transactions: (Note 7)

Transfer of net premium	335,667	587,654	17,517,621	68,676,055	469,879	2,379,240	7,633,535	51,337	18,022,732	16,818,258

Transfer of surrender values	(8,071)	(1,059)	(1,729,014)	(3,110,225)	(675)	(120,388)	(100,846)	(21)	(1,130,124)	(1,100,684)

Transfer due to death benefits	-	-	(47,762)	(140,319)	-	(7,868)	(1,216)	-	(134,748)	(178,036)

Transfer due to policy loans, net of repayments	(2,159)	(4,761)	(540,613)	(2,398,619)	(47)	(213,736)	33,079	35	(762,898)	(665,660)

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	(3,018)	5,302	(3,480)	646,976	525	9,538	(92,035)	(56)	(97,442)	(58,696)

Withdrawal due to charges for administrative and insurance costs	(35,574)	(73,916)	(4,779,776)	(20,236,732)	(40,490)	(607,902)	(1,107,133)	(4,282)	(5,533,769)	(4,648,374)

Divisional transfers	1,582,771	2,951,998	(105,176)	(3,204,995)	2,268,757	(206,518)	(5,553,648)	239,151	389,042	895,769

Net increase (decrease) in net assets resulting from capital transactions	1,869,616	3,465,218	10,311,800	40,232,141	2,697,949	1,232,366	811,736	286,164	10,752,793	11,062,577

Total increase (decrease)	2,016,961	3,885,780	9,385,305	31,628,493	2,927,384	1,093,038	1,203,499	283,331	48,125,025	28,176,988

NET ASSETS, at beginning of the period/year	-	-	40,903,903	151,150,537	-	4,484,335	8,340,680	-	38,113,429	34,343,561

NET ASSETS, at end of the year	$ 2,016,961	$ 3,885,780	$ 50,289,208	$ 182,779,030	$ 2,927,384	$ 5,577,373	$ 9,544,179	$ 283,331	$ 86,238,454	$ 62,520,549

	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	***T. Rowe Price Mid-Cap Growth Division

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 1,008,708	$ 214,989	$ 10,908

Net realized gain (loss) on investments	471,435	(49,480)	(603)

Change in net unrealized appreciation/depreciation of investments	15,533,817	(75,513)	157,685

Net increase (decrease) in net assets resulting from operations	17,013,960	89,996	167,990

Capital transactions: (Note 7)

Transfer of net premium	11,289,266	1,731,942	193,032

Transfer of surrender values	(607,711)	(41,976)	(227)

Transfer due to death benefits	(72,312)	(30,771)	-

Transfer due to policy loans, net of repayments	(299,671)	(52,597)	(1,705)

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	(34,315)	213	(2,219)

Withdrawal due to charges for administrative and insurance costs	(3,264,455)	(420,510)	(23,389)

Divisional transfers	600,111	(1,039,715)	1,182,453

Net increase (decrease) in net assets resulting from capital transactions	7,610,913	146,586	1,347,945

Total increase (decrease)	24,624,873	236,582	1,515,935

NET ASSETS, at beginning of the period/year	24,419,250	4,092,229	-

NET ASSETS, at end of the year	$ 49,044,123	$ 4,328,811	$ 1,515,935

*
The Oppenheimer Aggressive Growth Division invests in the Oppenheimer Aggressive Growth Fund/VA. Prior to May 1, 1998, the Oppenheimer Aggressive Growth Fund/VA was called the Oppenheimer Capital Appreciation Fund. Prior to August 30, 1999, the Oppenheimer Aggressive Growth Division was called the Oppenheimer Capital Appreciation Division.

**
The Oppenheimer Capital Appreciation Division invests in the Oppenheimer Capital Appreciation Fund/VA. Prior to May 1, 1999, the Oppenheimer Capital Appreciation Fund/VA was called the Oppenheimer Growth Fund. Prior to August 30, 1999, the Oppenheimer Capital Appreciation Division was called the Oppenheimer Growth Division.

***	For the Period June 21, 1999 (Commencement of Operations) Through December 31, 1999.

See Notes to Financial Statements.

F-5

MML Bay State Variable Life Separate Account I - Variable Life Select Segment

Notes To Financial Statements

1.	HISTORY

MML Bay State Variable Life Separate Account I (“Separate Account I”) is a separate investment account established on June 9, 1982, by MML Bay State Life Insurance Company (“MML Bay State”) in accordance with the provisions of Chapter 376 of the Missouri Statutes. On June 30, 1997, MML Bay State redomesticated from the state of Missouri to the state of Connecticut. MML Bay State is a wholly owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”).

MML Bay State maintains three segments within Separate Account I. The initial segment (“Variable Life Segment”) is used exclusively for MML Bay State’s limited payment variable whole life insurance policy known as Variable Life.

On August 4, 1988, MML Bay State established a second segment (“Variable Life Plus Segment”) within Separate Account I to be used exclusively for MML Bay State’s flexible premium variable whole life insurance policy known as Variable Life Plus.

On July 24, 1995, MML Bay State established a third segment (“Variable Life Select Segment”) within Separate Account I to be used exclusively for MML Bay State’s flexible premium variable whole life insurance policy known as Variable Life Select.

MML Bay State paid $40,000 to the Variable Life Select Segment on July 24, 1995 to provide initial capital: 7,656 shares were purchased in the two management investment companies described in Note 2 supporting the thirteen divisions of the Variable Life Select Segment.

The Separate Account I operates as a registered unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

2.	INVESTMENT OF THE VARIABLE LIFE SELECT SEGMENT’S ASSETS

The Variable Life Select Segment consists of thirteen divisions. Each division invests in corresponding shares of either the MML Series Investment Fund (“MML Trust”), Oppenheimer Variable Account Funds (“Oppenheimer Trust”), American Century Variable Portfolios, Inc. (“American Century”), T. Rowe Price Equity Series, Inc. (“T. Rowe Price”) or the Variable Insurance Products Fund II (“Fidelity’s VIP II”). Prior to August 30, 1999, the Oppenheimer Aggressive Growth Division was called Oppenheimer Capital Appreciation Division and the Oppenheimer Capital Appreciation Division was called Oppenheimer Growth Division.

The MML Trust is an open-end, management investment company registered under the 1940 Act. Six of its eleven separate series are available to the Variable Life Select Segment’s policyowners: MML Equity Fund, MML Money Market Fund, MML Managed Bond Fund, MML Blend Fund, MML Equity Index Fund (Class II Shares) and the MML Small Cap Value Equity Fund. MassMutual serves as investment manager of each of the MML Funds pursuant to an investment management agreement. David L. Babson & Company, Inc. (“Babson”), a controlled subsidiary of MassMutual, serves as the investment sub-adviser to the MML Equity Fund, MML Money Market Fund, MML Managed Bond Fund, MML Blend Fund and MML Small Cap Value Equity Fund. MassMutual has also entered into an agreement with the Bankers Trust Company, doing business under the marketing name Deutsche Asset Management, Inc., to serve as the investment sub-adviser to the MML Equity Index Fund (Class II Shares).

Oppenheimer Trust is an open-end, diversified management investment company registered under the 1940 Act with four of its Funds available to the Variable Life Select Segment’s policyowners: Oppenheimer Aggressive Growth Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Global Securities Fund/VA and Oppenheimer Strategic Bond Fund/VA. OppenheimerFunds, Inc. (“OFI”), a controlled subsidiary of MassMutual, serves as investment manager to the Oppenheimer Trust.

Notes To Financial Statements (Continued)

American Century is an open-end, diversified management investment company registered under the 1940 Act with one of its Funds available to the Variable Life Select Segment’s policyowners: American Century’s VP Income & Growth Fund. American Century Investment Management, Inc. is the investment adviser to the Fund.

T. Rowe Price is an open-end, diversified investment company registered under the 1940 Act with one of its series of shares available to the Variable Life Select Segment’s policyowners: T. Rowe Price Mid-Cap Growth Portfolio. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolio.

Fidelity’s VIP II is an open-end, management investment company registered under the 1940 Act with one of its Portfolios available to the Variable Life Select Segment’s policyowners: the Fidelity’s VIP Contrafund® Portfolio (Initial Class). Fidelity Management & Research Company (“FMR”) is the investment manager to the Fidelity’s VIP Contrafund® Portfolio (Initial Class). Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research (Far East), Inc., serve as the sub-advisers to the Portfolio. Fidelity Investments Japan Limited (FIJ), in Tokyo, Japan, also serves as a sub-adviser for the Fund. Beginning January 1, 2001, FMR Co., Inc. (FMRC), serves as sub-adviser for the fund. FMRC will be primarily responsible for choosing investments for the fund. FMRC is a wholly owned subsidiary of FMR.

In addition to the thirteen divisions, a policyowner may also allocate funds to the Guaranteed Principal Account (“GPA”), which is part of MML Bay State’s general account. Because of exemptive and exclusionary provisions, interests in the GPA, are not registered under the Securities Act of 1933. Also, the general account is not registered as an investment company under the 1940 Act.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed consistently by the Variable Life Select Segment in preparation of the financial statements in conformity with generally accepted accounting principles.

A. Investment Valuation

Investments in the MML Trust, the Oppenheimer Trust, American Century, T. Rowe Price and Fidelity’s VIP II are each stated at market value, which is the net asset value per share of each of the respective underlying funds.

B. Accounting for Investments

Investment transactions are accounted for on trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income is recorded on the ex-dividend date.

C. Federal Income Taxes

MML Bay State is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. The Variable Life Select Segment is part of MML Bay State’s total operation and is not taxed separately. The Variable Life Select Segment will not be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code. Under existing federal law, no taxes are payable on investment income and realized capital gains of the Variable Life Select Segment credited to the policies. Accordingly, MML Bay State does not intend to make any charge to the Variable Life Select Segment’s divisions to provide for company income taxes. MML Bay State may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Variable Life Select Segment.

D. Policy Loan

When a policy loan is made, the Variable Life Select Segment transfers the amount of the loan to MML Bay State, thereby decreasing both the investments and net assets of the Variable Life Select Segment by an equal amount. The interest rate charged on any loan is 6% per year or the policyowner may select an adjustable loan rate, in all jurisdictions except Arkansas, at the time of application. All loan repayments are allocated to the GPA.

The policyowner earns interest at an annual rate determined by MML Bay State, which will not be less than 4%, on any loaned amount.

Notes To Financial Statements (Continued)

E. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.	CHARGES

MML Bay State charges the Variable Life Select Segment of Seperate Account I’s divisions for the mortality and expense risks it assumes. The charge is made daily at an effective annual rate of 0.55% of the value of each division’s net assets.

MML Bay State makes certain deductions from the annual premium before amounts are allocated to the Variable Life Select Segment of Separate Account I and the Guaranteed Principal Account. A premium expense charge of 4% is deducted equaling 2% sales charge and a 2% premium tax charge. No additional deductions are taken when money is transferred from the Guaranteed Principal Account to the Variable Life Select Segment of Separate Account I. MML Bay State also makes certain charges for the cost of insurance and administrative costs.

5.	SALES AGREEMENTS

MML Distributors, LLC (“MML Distributors”), a wholly owned subsidiary of MassMutual, serves as principal underwriter of the policies pursuant to an underwriting and servicing agreement among MML Distributors, MML Bay State and Separate Account I. MML Distributors is registered with the Securities and Exchange Commission (the “SEC”) as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the policies.

MML Investors Services, Inc. (“MMLISI”) a wholly owned subsidiary of MassMutual, serves as co-underwriter of the policies pursuant to underwriting and servicing agreements among MMLISI, MML Bay State and Separate Account I. MMLISI is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the NASD. The policies are no longer offered for sale to the public. Policyowners may continue to make premium payments under existing policies.

Under the sales agreement among MMLISI, MML Bay State and Separate Account I, agents receive commissions and service fees from MMLISI for selling and servicing the policies. MassMutual reimburses MMLISI for such compensation and for other expenses incurred in marketing and selling the policies.

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

For The Year Ended December 31, 2000	American Century VP Income & Growth Division	Fidelity VIP II Contrafund Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML Small Cap Value Equity Division	Oppenheimer Aggressive Growth Division

Cost of purchases	$ 2,693,249	$ 5,954,368	$ 15,217,324	$ 48,124,837	$ 9,252,909	$ 2,205,242	$ 13,722,904	$ 1,133,212	$ 19,701,163

Proceeds from sales	(233,027)	(308,206)	(7,056,808)	(26,977,437)	(5,422,061)	(870,477)	(9,772,225)	(301,151)	(4,339,196)

7. NET INCREASE (DECREASE) IN ACCUMULATION UNITS

For The Year Ended December 31, 2000	American Century VP Income & Growth Division	Fidelity VIP II Contrafund Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML Small Cap Value Equity Division	Oppenheimer Aggressive Growth Division

Units purchased	1,057,049	1,898,261	6,655,108	26,895,517	1,549,532	1,166,724	2,437,874	277,209	4,942,046

Units withdrawn	(361,793)	(679,556)	(4,223,425)	(12,337,283)	(623,392)	(565,413)	(1,191,641)	(90,342)	(3,476,949)

Units transferred between divisions	1,618,383	3,335,862	(3,407,964)	(14,687,244)	2,586,585	98,939	1,450,375	602,487	1,891,750

Net increase	2,313,639	4,554,567	(976,281)	(129,010)	3,512,725	700,250	2,696,608	789,354	3,356,847

Units, at beginning of the year	1,840,779	3,454,575	30,660,733	97,278,021	2,686,330	4,407,355	7,843,573	286,069	27,816,018

Units, at end of the year	4,154,418	8,009,142	29,684,452	97,149,011	6,199,055	5,107,605	10,540,181	1,075,423	31,172,865

For The Year Ended December 31, 1999	American Century VP Income & Growth Division	Fidelity VIP II Contrafund Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML Small Cap Value Equity Division	Oppenheimer Aggressive Growth Division

Units purchased	330,810	582,737	10,474,103	34,977,689	470,355	1,859,688	6,482,035	52,366	9,003,432

Units withdrawn	(39,560)	(74,385)	(4,256,326)	(13,226,632)	(38,759)	(745,567)	(1,039,547)	(3,516)	(3,744,403)	)

Units transferred between divisions	1,549,529	2,946,223	(51,737)	(1,422,035)	2,254,734	(166,366)	(4,742,595)	237,219	109,244

Net increase	1,840,779	3,454,575	6,166,040	20,329,022	2,686,330	947,755	699,893	286,069	5,368,273

Units, at beginning of the year	-	-	24,494,693	76,948,999	-	3,459,600	7,143,680	-	22,447,745

Units, at end of the year	1,840,779	3,454,575	30,660,733	97,278,021	2,686,330	4,407,355	7,843,573	286,069	27,816,018

For The Year Ended December 31, 2000	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division

Cost of purchases	$ 18,192,353	$ 25,087,199	$ 1,148,225	$ 5,779,650

Proceeds from sales	(2,602,112)	7,214,384	848,238	(209,839)

7. NET INCREASE (DECREASE) IN ACCUMULATION UNITS

For The Year Ended December 31, 2000	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division

Units purchased	4,438,135	4,388,979	809,204	1,162,138

Units withdrawn	(2,600,527)	(2,437,771)	(404,132)	(368,793)

Units transferred between divisions	1,716,789	1,708,923	(426,542)	3,799,481

Net increase	3,554,397	3,660,131	(21,470)	4,592,826

Units, at beginning of the year	20,710,872	19,699,829	3,227,840	1,335,544

Units, at end of the year	24,265,269	23,359,960	3,206,370	5,928,370

For The Year Ended December 31, 1999	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division

Units purchased	7,102,207	6,357,342	1,316,972	191,373

Units withdrawn	(2,794,203)	(2,412,663)	(413,926)	(24,349)

Units transferred between divisions	375,235	295,227	(795,669)	1,168,520

Net increase	4,683,239	4,239,906	107,377	1,335,544

Units, at beginning of the year	16,027,633	15,459,923	3,120,463	-

Units, at end of the year	20,710,872	19,699,829	3,227,840	1,335,544

Report of Independent Auditors

To the Board of Directors and Policyholders of
MML Bay State Life Insurance Company

We have audited the accompanying statutory statements of financial position of MML Bay State Life Insurance Company (the “Company”) as of December 31, 2000 and 1999, and the related statutory statements of income, changes in shareholder’s equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. The statutory financial statements of the Company for the year ended December 31, 1998 were audited by other auditors. Their report, dated February 25, 1999, expressed an opinion that those statements were not fairly presented in conformity with accounting principles generally accepted in the United States of America; however, such report also expressed an unqualified opinion on those financial statements’ conformity with the statutory basis of accounting described in Note 1 to the financial statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1 to the financial statements, the Company has prepared these financial statements using statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matters discussed in the preceding paragraph, the 2000 and 1999 financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of MML Bay State Life Insurance Company as of December 31, 2000 and 1999, or the results of its operations or its cash flows for the years then ended.

In our opinion, the 2000 and 1999 statutory financial statements referred to above present fairly, in all material respects, the financial position of MML Bay State Life Insurance Company at December 31, 2000 and 1999, and the results of its operations and its cash flows for the years then ended, on the statutory basis of accounting described in Note 1.

DELOITTE & TOUCHE LLP

Hartford, Connecticut
February 8, 2001

MML Bay State Life Insurance Company

STATUTORY STATEMENT OF FINANCIAL POSITION

	December 31,
	2000	1999
	(In Millions)

Assets:

Bonds	$ 29.3	$ 32.0
Policy loans	50.2	35.0
Cash and short-term investments	283.6	38.9

Total invested assets	363.1	105.9

Investment and insurance amounts receivable	17.6	3.2
Transfer receivable from separate accounts	183.6	104.6

	564.3	213.7

Separate account assets	3,423.4	2,568.8

Total assets	$3,987.7	$2,782.5

See Notes to Statutory Financial Statements.

MML Bay State Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION, Continued

	December 31,
	2000	1999
	($ In Millions Except for Par Value)
Liabilities:

Policyholders’ reserves and funds	$ 50.5	$ 36.8
Policyholders’ claims and other benefits	4.0	4.5
Payable to parent	3.0	3.4
Federal income taxes	5.0	1.8
Unearned premiums	325.0	5.0
Other liabilities	15.9	6.1

	403.4	57.6

Separate account liabilities	3,422.7	2,568.4

Total liabilities	3,826.1	2,626.0

Shareholder’s equity:

Common stock, $200 par value
25,000 shares authorized
12,501 shares issued and outstanding	2.5	2.5
Paid-in and contributed surplus	146.7	146.7
Surplus	12.4	7.3

Total shareholder’s equity	161.6	156.5

Total liabilities & shareholder’s equity	$3,987.7	$2,782.5

See Notes to Statutory Financial Statements.

MML Bay State Life Insurance Company

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	2000	1999	1998
	(In Millions)
Revenue:

Premium income	$515.3	$467.6	$573.0
Net investment income	10.7	4.3	4.9
Fees and other income	363.9	82.8	78.8

Total revenue	889.9	554.7	656.7

Benefits and expenses:

Policyholders’ benefits and payments	103.2	72.4	53.0
Addition to policyholders’ reserves and funds	708.3	383.0	494.9
Operating expenses	9.1	25.4	47.8
Commissions	14.2	24.4	42.1
State taxes, licenses and fees	17.5	11.2	12.9

Total benefits and expenses	852.3	516.4	650.7

Net gain from operations before federal income taxes	37.6	38.3	6.0

Federal income taxes	29.4	20.5	11.9

Net gain (loss) from operations	8.2	17.8	(5.9)

Net realized capital loss	(0.2)	(0.1)	(0.2)

Net income (loss)	$ 8.0	$ 17.7	$ (6.1)

See Notes to Statutory Financial Statements.

MML Bay State Life Insurance Company

STATUTORY STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

	Years Ended December 31,
	2000	1999	1998
	(In Millions)

Shareholder’s equity, beginning of year	$156.5	$113.9	$ 67.5

Increases (decreases) due to:
Net income (loss)	8.0	17.7	(6.1)
Additional paid-in and contributed surplus	–	25.0	50.0
Other	(2.9)	(0.1)	2.5

	5.1	42.6	46.4

Shareholder’s equity, end of year	$161.6	$156.5	$113.9

See Notes to Statutory Financial Statements.

MML Bay State Life Insurance Company

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2000	1999	1998
	(In Millions)

Operating activities:
Net income (loss)	$ 8.0	$ 17.7	$ (6.1)
Addition to policyholders’ reserves, funds and policy benefits net of transfers to separate accounts	13.2	(8.9)	12.1
Net realized capital loss	0.2	0.1	0.2
Change in unearned premium	320.0	5.0	(1.6)
Change in transfer due from separate accounts	(79.1)	(1.6)	(27.2)
Change in federal taxes payable/receivable	3.2	6.0	(8.1)
Change in payable to parent	(0.4)	(7.9)	(10.9)
Other changes	(7.8)	1.1	3.4

Net cash provided by (used in) operating activities	257.3	11.5	(38.2)

Investing activities:
Loans and purchases of investments	(19.2)	(32.8)	(15.5)
Sales and maturities of investments and receipts from repayment of loans	6.6	18.0	17.4

Net cash provided by (used in) investing activities	(12.6)	(14.8)	1.9

Financing activities:
Additional paid-in and contributed surplus	–	25.0	50.0

Net cash provided by financing activities	–	25.0	50.0

Increase (decrease) in cash and short-term investments	244.7	21.7	13.7

Cash and short-term investments, beginning of year	38.9	17.2	3.5

Cash and short-term investments, end of year	$283.6	$ 38.9	$ 17.2

See Notes to Statutory Financial Statements.

Notes to Statutory Financial Statements

MML Bay State Life Insurance Company (the “Company”) is a wholly-owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). The Company is primarily engaged in the sale of flexible and limited premium variable life insurance and variable annuity products distributed through career agents and brokers. The Company is licensed to sell life insurance and annuities in the District of Columbia and 49 states in the United States of America (excluding New York).

1. SUMMARY OF ACCOUNTING PRACTICES

The accompanying statutory financial statements have been prepared in conformity with the statutory accounting practices, except as to form, of the National Association of Insurance Commissioners (“NAIC”) and the accounting practices prescribed or permitted by the State of Connecticut Insurance Department and are different in some respects from financial statements prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”). The more significant differences are as follows: (a) acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP would capitalize these expenses and recognize them over the life of the policies; (b) statutory policy reserves are based upon the commissioners reserve valuation methods and statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon net level premium and estimated gross margin methods and appropriately conservative estimates of future mortality, morbidity and interest assumptions; (c) bonds are generally carried at amortized cost whereas GAAP generally reports them at fair value; (d) deferred income taxes are not provided for book-tax temporary differences as would be provided by GAAP; and (e) payments received for variable life products and variable annuities are reported as premium income and changes in reserves, whereas under GAAP, these payments would be recorded as deposits to policyholders’ account balances.

In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles (“Codification”). Codification provides a comprehensive guide of statutory accounting principles for use by insurers in the United States of America and is effective January 1, 2001. The effect of adopting Codification will be reported as an adjustment to shareholder’s equity on the effective date. The Company has initially estimated the impact as of January 1, 2001 to be an increase of approximately $7.6 million. Included in the total adjustment to shareholder’s equity is the admission of net deferred tax assets. The Company believes that it has made a reasonable estimate based upon its interpretation of the principles outlined in Codification. However, future clarification of these principles by the State of Connecticut Department of Insurance or the NAIC may have a material impact on these estimates.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, as well as disclosures of contingent assets and liabilities, at the date of the financial statements. Management must also make estimates and assumptions that affect the amounts of revenues and expenses during the reporting period. Future events, including changes in the levels of mortality, morbidity, interest rates, persistency and asset valuations, could cause actual results to differ from the estimates used in the financial statements.

Certain 1999 balances have been reclassified to conform to current year presentation.

The following is a description of the Company’s principal accounting policies and practices.

a. Investments

Bonds are valued in accordance with rules established by the NAIC. Generally, bonds are valued at amortized cost, using the interest method.

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy.

Short-term investments are stated at amortized cost.

In compliance with regulatory requirements, the Company maintains an Asset Valuation Reserve (“AVR”) and an Interest Maintenance Reserve (“IMR”). The AVR and other investment reserves stabilize shareholder’s equity against declines in the value of bonds. The IMR defers after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments. These interest rate related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or over the remaining life of the underlying asset. Net realized after-tax capital losses of $0.1 million in 2000, $0.2 million in 1999, and $0.1 million in 1998 were deferred into the IMR. Amortization of the IMR into net investment income amounted to $0.1 million in 2000, 1999 and 1998. Realized capital gains and losses, less taxes, not includable in the IMR, are recognized in net income. Realized capital gains and losses are determined using the specific identification method. Unrealized capital gains and losses are included in shareholder’s equity.

b. Separate Accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable life and annuity contractholders. The Company receives administrative and investment advisory fees from these accounts. Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts for which the contractholder assumes the investment risk; and guaranteed separate accounts for which the Company contractually guarantees either a minimum return or account value to the contractholders. Assets consist of holdings in an open-ended series investment funds primarily affiliated with MassMutual, bonds, common stocks, and short-term investments primarily reported at fair value. Transfers receivable from separate accounts represent the policyholders’ account values in excess of statutory benefit reserves. Premiums, benefits and expenses of the separate accounts are reported in the Statutory Statements of Income. Investment income and realized and unrealized gains and losses on the assets of separate accounts accrue directly to contractholders and, accordingly, are not reflected in the Statutory Statement of Income.

Net transfers to separate accounts of $696.6 million, $393.5 million and $481.2 million in 2000, 1999 and 1998, respectively, are included in addition to policyholders’ reserves and funds, in the Statutory Statements of Income.

c. Policyholders’ Reserves and Funds

Policyholders’ reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium method and the Commissioners’ Reserve Valuation Method bases using the 1958 and 1980 Commissioners’ Standard Ordinary mortality tables with assumed interest rates ranging from 3.0 to 5.5 percent.

Reserves for individual annuities are based on accepted actuarial methods, principally at interest rates ranging from 6.25 to 7.0 percent.

d. Premium and Related Expense Recognition

Life insurance premium revenue is recognized annually on the anniversary date of the policy. Annuity premium is recognized when received. Premium received on policies not yet issued is deferred and reported as unearned premiums in the Statutory Statements of Financial Position. Commissions and other costs related to issuance of new policies, policy maintenance and settlement costs are charged to current operations when incurred.

e. Cash and Short-Term Investments

The Company considers all highly liquid investments purchased with a maturity of twelve months or less to be short-term investments.

2. FEDERAL INCOME TAXES

Provision for federal income taxes is based upon the Company’s estimate of its tax liability. No deferred tax effect is recognized for temporary differences that may exist between financial reporting and taxable income. Accordingly, the reporting of miscellaneous temporary differences, such as reserves and policy acquisition costs, resulted in effective tax rates which differ from the statutory tax rate.

The Company plans to file its 2000 federal income tax return on a consolidated basis with its parent, MassMutual and MassMutual’s other eligible life insurance affiliates and non-life affiliates. MassMutual and its eligible life insurance affiliates and its non-life affiliates are subject to a written tax allocation agreement, which allocates the group’s tax liability for payment purposes. Generally, the agreement provides that group members shall be compensated for the use of their losses and credits by other group members.

The Internal Revenue Service has completed examining MassMutual’s consolidated income tax returns through the year 1994 and is currently examining MassMutual’s consolidated income tax returns for the years 1995 through 1997. The Company believes adjustments which may result from such examinations will not materially affect its financial position.

Federal tax payments were $26.3 million in 2000, $14.5 million in 1999, and $20.2 million in 1998.

3. SHAREHOLDER’S EQUITY

The Board of Directors of MassMutual has authorized the contribution of funds to the Company sufficient to meet the capital requirements of each state in the United States of America in which the Company is licensed to do business. Substantially all of the statutory shareholder’s equity is subject to dividend restrictions relating to various state regulations, which limit the payment of dividends to the shareholder without prior approval. Under these regulations, $15.7 million of shareholder’s equity is available for distribution to the shareholder in 2001 without prior regulatory approval.

MassMutual contributed additional paid-in capital to the Company of $25.0 million in 1999 and $50.0 million in 1998.

4. INVESTMENTS

The Company maintains a diversified bond portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment. In the normal course of business, the Company enters into commitments to purchase certain investments.

The carrying value and estimated fair value of bonds are as follows:

	December 31, 2000
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(In Millions)

U.S. treasury securities and obligations of U.S. government corporations and agencies	$15.2	$ 0.5	$ –	$15.7
Mortgage-backed securities	3.8	–	–	3.8
Corporate debt securities	9.8	–	0.1	9.7
Utilities	0.5	–	–	0.5

TOTAL	$29.3	$ 0.5	$ 0.1	$29.7

	December 31, 1999
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(In Millions)

U.S. treasury securities and obligations of U.S. government corporations and agencies	$15.5	$ –	$ 0.1	$15.4
Mortgage-backed securities	4.1	–	0.1	4.0
Corporate debt securities	11.9	0.1	0.3	11.7
Utilities	0.5	–	–	0.5

TOTAL	$32.0	$ 0.1	$ 0.5	$31.6

Notes to Statutory Financial Statements, Continued

The carrying value and estimated fair value of bonds at December 31, 2000 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

	Carrying Value	Estimated Fair Value
	(In Millions)

Due in one year or less	$ 2.0	$ 2.0
Due after one year through five years	19.3	19.7
Due after five years through ten years	3.8	3.8
Due after ten years	–	–

	25.1	25.5
Mortgage-backed securities, including securities guaranteed by the U.S. government	4.2	4.2

TOTAL	$29.3	$29.7

Proceeds from sales of investments in bonds were $6.6 million during 2000, $18.0 million during 1999, and $17.4 million during 1998. No gross capital gains in 2000 and $0.1 million in 1999 and 1998 and capital losses of $0.1 million in 2000, $0.4 million in 1999 and $0.1 million in 1998 were realized on those sales, portions of which were deferred into the IMR.

5. FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair values are based on quoted market prices, when available. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. These valuation techniques require management to develop a significant number of assumptions, including discount rates and estimates of future cash flow. Derived fair value estimates cannot be substantiated by comparison to independent markets or to disclosures by other companies with similar financial instruments. These fair value disclosures may not represent the amount that could be realized in immediate settlement of the financial instrument. The following table summarizes the carrying value and fair values of the Company’s financial instruments at December 31, 2000 and 1999.

	2000		1999
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In Millions)

Financial assets:

Bonds	$ 29.3	$ 29.7	$ 32.0	$ 31.6
Policy loans	50.2	50.2	35.0	35.0
Cash & short-term investments	283.6	283.6	38.9	38.9

The following methods and assumptions were used in estimating fair value disclosures for financial instruments:

Bonds: The estimated fair value of bonds is based on quoted market prices when available. If quoted market prices are not available, fair values are determined by the Company using a pricing matrix.

Policy loans, cash and short-term investment: Fair values for these instruments approximate the carrying amounts reported in the statutory statements of financial position.

6. RELATED PARTY TRANSACTIONS

MassMutual and the Company have an agreement whereby MassMutual, for a fee, furnishes the Company, as required, operating facilities, human resources, computer software development and managerial services. Also, investment and administrative services are provided to the Company pursuant to a management services agreement with MassMutual. Fees incurred under the terms of these agreements were $9.4 million, $25.9 million and $47.8 million in 2000, 1999 and 1998, respectively. While management believes that these fees are calculated on a reasonable basis, they may not necessarily be indicative of the costs that would have been incurred on a stand-alone basis.

The Company has reinsurance agreements with MassMutual in which MassMutual assumes specific plans of insurance on a yearly renewal term basis. Premium income and policyholders’ benefits and payments are stated net of reinsurance. Premium income of $7.7 million, $7.5 million and $5.7 million was ceded to MassMutual in 2000, 1999 and 1998, respectively. Policyholder benefits of $3.3 million, $5.1 million and $2.2 million were ceded to MassMutual in 2000, 1999 and 1998, respectively.

The Company has a stop-loss agreement with MassMutual under which the Company cedes claims which, in aggregate, exceed .43% of the covered volume for any year, with maximum coverage of $25.0 million above the aggregate limit. The aggregate limit was $19.0 million in 2000, $22.1 million in 1999, and $32.3 million in 1998 and it was not exceeded in any of the years. The Company paid premiums to MassMutual under the agreement of approximately $0.3 million, $0.6 million and $0.9 million in 2000, 1999 and 1998, respectively.

Effective January 1, 2000, the Company entered into a modified coinsurance quota-share agreement with MassMutual, whereby the Company cedes substantially 100% of premium on new issues of certain life insurance policies. In return, MassMutual pays to the Company a stipulated expense allowance and death and surrender benefits and a modified coinsurance adjustment based upon experience. MassMutual holds the assets and related reserves for payment of future benefits on the ceded policies. Premium income of $275.0 million was ceded to MassMutual in 2000. Fees and other income include a $14.3 million expense allowance and a $272.1 million modified coinsurance adjustment from MassMutual in 2000. No policyholder’s benefits were ceded to MassMutual in 2000.

7. BUSINESS RISKS AND CONTINGENCIES

Approximately 78% of the Company’s premium revenue in 2000 was derived from four customers, approximately 55% of the Company’s premium revenue in 1999, was derived from two customers, and approximately 45% of the Company’s premium revenue in 1998, respectively, was derived from three customers.

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity.

The Company is involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations which should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations or liquidity.

Notes to Statutory Financial Statements, Continued

8. AFFILIATED COMPANIES

The relationship of the Company, MassMutual and affiliated companies as of December 31, 2000, is illustrated below. Subsidiaries are wholly-owned by MassMutual, except as noted.

Parent
Massachusetts Mutual Life Insurance Company

Subsidiaries of Massachusetts Mutual Life Insurance Company
CM Assurance Company
CM Benefit Insurance Company
C.M. Life Insurance Company
MassMutual Holding Company
MassMutual Mortgage Finance, LLC
The MassMutual Trust Company
MML Bay State Life Insurance Company
MML Distributors, LLC
Persumma Financial, LLC – 77.84%

Subsidiaries of MassMutual Holding Company
CM Property Management, Inc.
G.R. Phelps & Co., Inc.
HYP Management, Inc.
MassMutual Assignment Company
MassMutual Benefits Management, Inc.
MassMutual Funding, LLC
MassMutual Holding MSC, Inc.
MassMutual Holding Trust I
MassMutual International, Inc.
MMHC Investments, Inc.
MML Investor Services, Inc.
MML Realty Management Corporation
Urban Properties, Inc.

Subsidiaries of MassMutual Holding Trust I
Antares Capital Corporation – 80.0%
Cornerstone Real Estate Advisers, Inc.
DLB Acquisition Corporation – 98.0%
Oppenheimer Acquisition Corporation – 92.34%

Subsidiaries of MassMutual International, Inc.
MassLife Seguros de Vida S. A. – 99.9%
MassMutual Asia, Limited
MassMutual (Bermuda) Ltd.
MassMutual Internacional (Argentina) S.A. – 99.9%
MassMutual International (Bermuda) Ltd.
MassMutual Internacional (Chile) S. A. – 92.5%
MassMutual International (Luxembourg) S. A. – 99.9%

Subsidiaries of MassMutual Holding MSC, Inc.
MassMutual Corporate Value Limited – 41.75%
9048 – 5434 Quebec, Inc.
1279342 Ontario Limited

Subsidiary of MMHC Investment, Inc.
MassMutual/Darby CBO LLC

Affiliates of Massachusetts Mutual Life Insurance Company
MML Series Investment Fund
MassMutual Institutional Funds

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS
UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

Article V of the Bylaws of MML Bay State provide for indemnification of directors and officers as follows:

Article V: Indemnification

The corporation shall, to the fullest extent and under the circumstances permitted by Connecticut law, as amended from time to time, indemnify any person serving or who has served (a) as a director, officer, employee or agent of the corporation or (b) at the corporation’s request, as a director, trustee, officer, partner, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against all liabilities and expenses incurred by him in connection with the defense or disposition of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal, while serving or thereafter, by reason of his having been such a director, trustee, officer, partner, employee or agent, except (unless otherwise permitted by Connecticut law) (y) in connection with a proceeding by or in the right of the corporation in which he was adjudged liable to the corporation or (z) in connection with any other proceeding charging improper personal benefit to him in which he was adjudged liable on the basis that personal benefit was improperly received by him.

Expenses, including counsel fees, reasonably incurred by any such director, trustee, officer, partner, employee or agent who is a party to a proceeding may be paid by the corporation in advance of the final disposition thereof upon receipt of a written affirmation of the person’s good faith belief that he has met the standard of conduct permitting indemnification and a written undertaking to repay the advance upon a determination that he did not meet the standard of conduct; provided, however, that a determination is also made that on the basis of the facts then known indemnification would not be precluded.

The right of indemnification hereby provided shall not be exclusive of or affect any other right to which any such director, trustee, officer, partner, employee or agent may be entitled. Nothing contained in this Article shall affect any other right to indemnification to which such persons may be entitled by contract or otherwise under law.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of MML Bay State pursuant to the foregoing provisions, or otherwise, MML Bay State has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by MML Bay State of expenses incurred or paid by a director, officer or controlling person of MML Bay State in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, MML Bay State will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

REPRESENTATION UNDER SECTION 26(e)(2)(A) OF
THE INVESTMENT COMPANY ACT OF 1940

MML Bay State Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium variable whole life insurance policies described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by MML Bay State Life Insurance Company.

CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 6

This Post-Effective Amendment is comprised of the following documents:

The Facing Sheet.

The Prospectus consisting of 64 pages.

The Undertaking to File Reports.

The Signatures.

Written Consents of the Following Persons:

1. Deloitte & Touche LLP, independent auditors.

2. Counsel opining as to the legality of securities being registered.

3. Opinion and consent of Craig Waddington, FSA, MAAA, opining as to actuarial matters contained in the Registration Statement.

The following Exhibits:

99. The following Exhibits correspond to those required by Paragraph A of the instructions as to Exhibits in Form N-8B-2:

A. 1. Resolution of Board of Directors of MML Bay State establishing the Separate Account./1/

2. Not applicable.

3. Form of Distribution Agreements:

a.1. Form of Distribution Servicing Agreement between MML Distributors, LLC and MML Bay State./2/

a.2. Form of Co-Underwriting Agreement between MML Investors Services, Inc. and MML Bay State./2/

b. Not applicable.

c. Not applicable.

4.Not applicable.

5. Form of Flexible Premium Variable Whole Life Insurance Policy./3/

6.a. Certificate of Incorporation of MML Bay State./1/

b. By-Laws of MML Bay State./1/

7. Not applicable.

8. Form of Participation Agreements.

a. American Century Variable Portfolios, Inc./5/

b. Fidelity® Variable Insurance Products Fund II/5/

c. Oppenheimer Variable Account Funds/4/

d. T. Rowe Price Equity Series, Inc./6/

9. Not applicable.

10. Form of Application for a Flexible Premium Variable Whole Life insurance policy./7/

11. SEC Procedures Memorandum describing MML Bay State’s issuance, transfer, and redemption procedures for the Policy./8/

B. Opinion and Consent of Counsel as to the legality of the securities being registered.

C. No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I.

D. Not applicable.

E. Consent of Deloitte & Touche LLP

F. Opinion and consent of Craig Waddington, FSA, MAAA as to actuarial matters pertaining to the securities being registered.

G. 1. a. Powers of Attorney./9/

b. Powers of Attorney for John Miller, Jr./10/

c. Power of Attorney for Robert J. O’Connell./11/

d. Powers of Attorney for Efrem Marder and Lawrence V. Burkett, Jr./12/

27. Not applicable.

/1/ Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement File No. 033-19605 as an exhibit filed with the Commission on April 26, 1998.

/2/ Incorporated by reference to Post-Effective Amendment No. 1 to this Registration Statement filed with the Commission on May 1, 1996.

/3/ Incorporated by reference to Post-Effective Amendment No. 3 to this Registration Statement filed with the Commission effective May 1, 1998.

/4/ Incorporated by reference to Initial Registration Statement of the Separate Account filed with the Commission as an exhibit on February 28, 1997. (Registration No. 333-22557)

/5/ Incorporated by reference to the Pre-Effective Amendment No. 2 to Registration Statement No. 333-41657 filed with the Commission as an exhibit on May 26, 1998.

/6/ Incorporated by reference to the Initial Registration Statement No. 333-65887 filed with the Commission as an exhibit on October 20, 1998.

/7/ Incorporated by reference to Initial Registration Statement File No. 333-49457 as an exhibit filed with the Commission on April 6, 1998.

/8/ Incorporated by reference to Post-Effective Amendment No. 3 to VUL Registration Statement No. 333-49475 as an exhibit filed with the Commission on or about April 25, 2001.

/9/ Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement No. 033-79750 as an exhibit filed with the Commission on May 1, 1998.

/10/ Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement No. 033-79750 filed on Form S-2 as an exhibit with the Commission on March 26, 1999.

/11/ Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement No. 333-79750 filed on Form S-2 with the Commission on or about March 30, 2001.

/12/ Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement No. 033-79570 as an exhibit on Form S-1 filed with the Commission in April, 2000.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, MML Bay State Variable Life Separate Account I, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 6 to Registration Statement No. 033-82060 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment No. 6 to Registration Statement No. 033-82060 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 23rd day of April, 2001.

MML BAY STATE VARIABLE LIFE SEPARATE ACCOUNT I

MML BAY STATE LIFE INSURANCE COMPANY
(Depositor)

By: /s/ Robert J. O’Connell*
      Robert J. O’Connell,
      President, Chief Executive Officer
      and Chairman of the Board MML Bay State Life Insurance Company

     /s/ Richard M. Howe
     *Richard M. Howe

On April 23, 2001, as Attorney-in-Fact pursuant to powers of attorney incorporated by reference.

As required by the Securities Act of 1933, this Post-Effective Amendment No. 6 to Registration Statement No. 033-82060 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Robert J. O’Connell*	President and Chief Executive Officer,	April 23, 2001
Director and Chairman of the Board
Robert J. O’Connell

/s/ John M. Miller, Jr.*	Vice President and Comptroller	April 23, 2001
(Principal Accounting Officer)
John M. Miller Jr.

/s/ Lawrence V. Burkett, Jr.*	Director	April 23, 2001

Lawrence V. Burkett, Jr.

/s/ Isadore Jermyn*	Director	April 23, 2001

Isadore Jermyn

/s/ Efrem Marder*	Director	April 23, 2001

Efrem Marder

/s/ Richard M. Howe	On April 23, 2001, as Attorney-in-Fact pursuant to powers of attorney incorporated by reference.

*Richard M. Howe

EXHIBIT LIST

99.B. Form of Opinion and Consent of Richard M. Howe, Esq. as to the legality of the securities being registered.

99.E. Consents of Deloitte & Touche LLP as independent auditors.

99.F Form of Opinion and Consent of Craig Waddington, FSA, MAAA, as to actuarial matters pertaining to the securities being registered.